EXHIBIT 10.4

MASTER SERVICES AGREEMENT

This Master Services Agreement is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this Agreement are contained in Exhibit 1 to this Agreement, attached hereto and incorporated herein by this reference.

2.                                      SERVICES.

2.1.                            PROVISION OF SERVICES.  Subject to the terms and conditions of this Agreement, Altisource shall provide, or cause to be provided, to Residential and any of Residential’s Affiliates, the Services set forth on Exhibit 2, attached hereto and incorporated herein by this reference, for the respective Service Period shown on Exhibit 2, unless a Service Period is earlier terminated in accordance with Section 6 of this Agreement.  In each case, the Services set forth on Exhibit 2 are further described in the Services Letter.

2.2.                            STATEMENTS OF WORK.  In addition to the Services set forth on Exhibit 2, from time to time during the term of this Agreement the Parties shall have the right to enter into SOWs to set forth the terms of any Additional Services to be performed hereunder.  All SOWs shall be governed by the terms and conditions of this Agreement.  In addition, all SOWs shall be agreed to by each Party, shall be in writing and may contain, to the extent applicable:

(a)                                 The identity of each Party providing or responsible for providing each Service thereunder;

(b)                                 A description of each Service to be performed thereunder;

(c)                                  The applicable Performance Standard for the provision of each Service thereunder;

(d)                                 A description of the penalties of nonperformance and the incentives for performance in accordance with the applicable Performance Standard;

(e)                                  A description of Residential’s criteria for evaluating the acceptance of deliverables;

(f)                                   The amount, schedule and method of compensation for each Service thereunder;

(g)                                  A description of the renewal option for that SOW;

(h)                                 Any support requirements of Residential with respect to each Service thereunder;

(i)                                     Training and support commitments with respect to each Service thereunder; and

(j)                                    Any other terms the Parties desire.

2.3.                            WHEN SERVICES ARE TO BE PROVIDED.  The Services shall be provided on Business Days during hours that constitute regular business hours for each of Residential and Altisource, unless otherwise agreed or as provided on Exhibit 2, in the Services Letter or an applicable SOW.

2.4.                            RIGHT TO RECEIVE SERVICES IS NON-TRANSFERABLE.  Residential shall not resell, subcontract, license, sublicense or otherwise transfer any of the Services to any Person whatsoever or permit use of any of the Services by any Person other than by Residential and Residential’s Affiliates.  Whenever Residential requires that Altisource provide a Service directly to a Residential Affiliate, Residential shall notify Altisource in writing by identifying the applicable Service and providing the name, contact and billing information of the corresponding Residential Affiliate.  In those instances where Residential requires that Altisource provide Services directly to a Residential Affiliate, all references to Residential in this

Execution Copy
(T-3742)	Confidential

Agreement, the Service Letter, the Fee Letter and the applicable SOW and Fee Schedule shall be deemed to refer to Residential and/or the applicable Residential Affiliate, as the context may require.

2.5.                            STAFFING.  Notwithstanding anything to the contrary in this Section 2 (but subject to the second succeeding sentence), Altisource shall have the exclusive right to select, employ, pay, supervise, administer, direct and discharge any of its employees who will perform Services.  Altisource shall be responsible for paying such employees’ compensation and providing to such employees any benefits. With respect to each Service, Altisource shall use commercially reasonable efforts to have qualified individuals participate in the provision of such Service; provided, however, that:

(a)                                 Altisource shall not be obligated to have any individual participate in the provision of any Service if Altisource determines that such participation would adversely affect Altisource or Altisource’s Affiliates; and

(b)                                 None of Altisource or Altisource’s Affiliates shall be required to continue to employ any particular individual during the applicable Service Period.

2.6.                            ALTISOURCE’S USE OF AFFILIATES TO PROVIDE SERVICES.  Altisource may provide Services through Altisource’s Affiliates, whether by unilateral assignment, designation or subcontract.  To the extent one or more of the Services are required to be performed by a licensed Affiliate, Altisource, in its sole discretion, has the right to: (i) designate the licensed Affiliate or other licensed third party, at Altisource’s sole discretion to provide any Services under this Agreement, the Services Letter and/or any applicable SOW; and/or (ii) assign, in whole or in part, this Agreement, the Services Letter and/or any applicable SOW to such Affiliate without consent.

2.7.                            ALTISOURCE’S USE OF THIRD PARTIES TO PROVIDE SERVICES.  In addition, Altisource and/or Altisource’s Affiliates may engage third-party contractors to perform any of the Services or to provide professional services related to any of the Services.

3.                                      STANDARD OF PERFORMANCE.

Altisource shall use commercially reasonable efforts to provide, or cause to be provided, to Residential each Service in accord with any Performance Standard as may be identified in the applicable SOW.  Notwithstanding the foregoing, Altisource shall not have any obligation hereunder to provide to Residential any improvements, upgrades, updates, substitutions, modifications or enhancements to any of the Services unless otherwise specified in the Services Letter or applicable SOW.  Residential acknowledges and agrees that Altisource may be providing services similar to the Services provided hereunder that involve the same resources as those used to provide the Services to its and its Affiliates’ business units and other third parties.

4.                                      FEES AND BILLING.

4.1.                            FEES, FEE LETTER.  As compensation for a particular Service, Residential agrees to pay to Altisource the respective amount set forth in (i) the Fee Letter and/or the applicable Fee Schedule for that Service; or (ii) an SOW and/or Fee Schedule with respect to any Additional Service performed pursuant to such SOW.

4.2.                            ANNUAL ADJUSTMENT.  The fees for the Services shall be adjusted each year as negotiated between the Parties in good faith based on prevailing market conditions and inflation.

4.3.                            FEE EXEMPTION.  Residential shall not be obligated to pay fees for (i) new Services, other than Additional Services or Services requested pursuant to an SOW, which Altisource performs without the authorization of Residential, or (ii) Services not provided due to a Force Majeure Event.

4.4.                            BILLING AND PAYMENT.  Altisource shall submit statements of account to Residential on a monthly basis with respect to the Invoiced Amount, setting out the Services provided, and the amount billed to Residential as a result of providing such Services (together with, in arrears, any Commingled Invoice Statement (as defined below) and any other invoices for Services provided by third parties, in each case setting out the Services provided by the applicable third parties).

4.4.1.                  PAYMENT BY WIRE TRANSFER.  Residential shall pay the Invoiced Amount to Altisource by wire transfer of immediately available funds to an account or accounts specified by Altisource, or in such other manner as specified by Altisource in writing, or otherwise reasonably agreed to by the Parties, within thirty (30) days of the date of delivery to Residential of the applicable statement of account; provided, that, in the event of any dispute as to an Invoiced Amount, Residential shall pay the undisputed portion, if any, of such Invoiced Amount in accordance with the foregoing, and shall pay the remaining amount, if any, promptly upon resolution of such dispute.

4.4.2.                  PAYMENT FROM RESERVE ACCOUNT.  For certain Services, Altisource will require that Residential prefund a dedicated Reserve Fund for the payment of certain expenses in connection with each of those Services, as more particularly described in the SOW and/or the Fee Schedule for each of those respective Services.  Each Reserve Fund will be owned by Residential, but managed by Altisource on behalf of Residential.  If a Reserve Fund has been established pursuant to an SOW and/or Fee Schedule, then Altisource may draw its expenses and pay third party invoices (including Commingled Invoice Statements as defined in Section 4.5) on behalf of Residential directly from the Reserve Fund in accordance with the terms of the applicable SOW and/or Fee Schedule.

4.5.                            THIRD PARTY BILLING, COMMINGLED INVOICES.  Altisource may cause any third party to which amounts are owed by Residential in connection with Services to issue a separate invoice to Residential for such amounts.  Residential shall pay or cause to be paid any such separate third party invoice in accordance with the payment terms thereof.  Altisource shall separate Commingled Invoices and prepare Commingled Invoice Statements, for all Commingled Invoices Altisource receives.  Altisource shall deliver such Commingled Invoice Statement and a copy of the Commingled Invoice to Residential.  Residential shall, within thirty (30) days after the date of delivery to Residential of such Commingled Invoice Statement, pay or cause to be paid the amount set forth on such Commingled Invoice Statement to the third party, and shall deliver evidence of such payment to Altisource.  Altisource shall not be required to use its own funds for payments to any third party providing any of the Services or to satisfy any payment obligation of Residential and any of Residential’s Affiliates to any third party provider; provided, however, that in the event Altisource does use its own funds for any such payments to any third party, Residential shall reimburse Altisource for such payments as invoiced by Altisource within thirty (30) days following the date of delivery of such invoice from Altisource.

4.6.                            INTEREST ON COMMINGLED INVOICES.  Residential acknowledges and agrees that it shall be responsible for any interest or other amounts with respect to any portion of any Commingled Invoice that Residential is required to pay or Altisource pays on Residential’s behalf pursuant to any Commingled Invoice Statement.

4.7.                            BOOKS AND RECORDS, AUDIT RIGHTS.  Altisource shall maintain books and records adequate for the provision of the Services.  At its own expense, Residential may request an audit of the books and records of Altisource to determine performance in accordance with Section 4.4.  If such audit reveals an underpayment of fees, Residential shall promptly pay the underpayment amount in accordance with the terms of this Agreement.  If such audit reveals an overpayment of fees, Altisource shall promptly refund the overpayment amount in accordance with Section 4.4.

4.8.                            SUSPENSION OF SERVICE.  Altisource may, in its discretion and without any liability, suspend any performance under this Agreement upon failure of Residential to make timely any payments required under this Agreement beyond the applicable cure date specified in Section 6.3.1 of this Agreement.

4.9.                            INTEREST, COSTS OF COLLECTION.  In the event that Residential does not make any payment to Altisource when due in accordance with the terms of this Agreement, the Services Letter or the Fee Letter, as applicable, Altisource may, at its option, charge Residential interest on the unpaid amount at the rate of 2% per annum above the prime rate charged by JPMorgan Chase Bank, N.A. (or its successor).  In addition, Residential shall reimburse Altisource for all costs of collection of overdue amounts, including any reasonable attorneys’ fees.

4.10.                     FAVORABLE PRICING.  The Parties intend that the fees Altisource charges Residential, as set forth in this Section 4 generally reflect competitively to the industry market rate for comparable services.  Furthermore, the Parties intend that Altisource will provide Residential with preferential pricing with regard to the overall delivery of Services (although not necessarily for each instance when Altisource provides a Service), so that Residential can establish a competitive advantage in the marketplace.

5.                                      TERM.

5.1.                            INITIAL TERM.  The initial term of this Agreement shall commence on the Effective Date and shall continue in full force and effect, subject to Section 5.2, until the date that is fifteen (15) years from the Effective Date (the “Initial Term”), or the earlier date upon which this Agreement has been otherwise terminated in accordance with Section 6 of this Agreement.

5.2.                            RENEWAL TERM.  This Agreement will automatically renew for successive two (2) year terms (each, a “Renewal Term”) unless either Party decides that it does not wish to renew this Agreement or any particular Service or SOW hereunder before the expiration of the Initial Term or any Renewal Term, as applicable, by notifying the other Party in writing at least nine (9) months before the completion of the Initial Term or Renewal Term, as applicable.

6.                                      TERMINATION.

6.1.                            DISPUTE RESOLUTION PRIOR TO TERMINATION.  The Parties acknowledge and agree that, prior to initiating any termination of this Agreement or any Service or SOW, the Parties must first follow and comply with the dispute resolution procedures set forth in Section 19.1 of this Agreement.

6.2.                            TERMINATION BY RESIDENTIAL.

6.2.1.                  TERMINATION OF AGREEMENT.

6.2.1.1           Material Breach.  Residential may terminate this Agreement in the event of a material breach by Altisource of any covenant or representation and warranty contained herein or otherwise directly relating to or affecting the Services to be provided hereunder that cannot be or has not been cured by the 60th day following Altisource’s receipt of written notice of such breach given by Residential, which notice shall be given no later than sixty (60) days following the later of the occurrence of such breach or the date upon which Residential should have known of such breach.

6.2.1.2           Altisource’s Insolvency.  Residential may terminate this Agreement if Altisource: (i) becomes insolvent; (ii) files a petition in bankruptcy or insolvency, is adjudicated bankrupt or insolvent or files any petition or answer seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency, or if a receiver, trustee or liquidator is appointed for any of the property of Altisource and, within sixty (60) days thereof, such Party fails to secure a dismissal thereof; or (iii) makes any assignment for the benefit of creditors, which bankruptcy, insolvency or assignment cannot be or has not been cured by the 60th day following Altisource’s receipt of written notice of such failure given by Residential, which such notice shall be given no later than forty five (45) days following the later of the occurrence of such event or the date upon which Residential should have known of such event.

6.2.2.                  TERMINATION OF SERVICES OR SOWS.

6.2.2.1           Legal Prohibition.  Residential may terminate a particular Service or SOW if Residential is prohibited by law from receiving such Services from Altisource.

6.2.2.2           Legal Violation.  Residential may terminate a particular Service or SOW if Altisource materially violates an applicable law or regulation to which Altisource is subject to governing the performance of a Service, which violation cannot be or has not been cured by the 60th day following Altisource’s receipt of written notice of such violation given by Residential, which such notice shall be given no later than forty five (45) days following the later of the occurrence of such violation or the date upon which Residential should have known of such violation.

6.2.2.3          Government Citation.  Residential may terminate a particular Service or SOW if Altisource is cited by a Governmental Authority for materially violating an applicable law or regulation to which Altisource is subject to governing the performance of a Service, which violation cannot be or has not been cured by the 60th day following Altisource’s receipt of written notice of such violation given by Residential which such notice shall be given no later than forty five (45) days following the later of the occurrence of such citation or the date upon which Residential should have known of such citation.

6.2.2.4           Performance Standards.  Residential may terminate a particular Service or SOW if Altisource materially fails to meet any Performance Standard for a period of two consecutive months or four nonconsecutive months in any rolling twelve (12) month period, which failure cannot be or has not been cured by the 60th day following Altisource’s receipt of written notice of such failure given by Residential, which such notice shall be given no later than forty-five (45) days following the later of the occurrence of such failure or the date upon which Residential should have known of such failure.

6.2.2.5           Discontinuance of Business.  Residential may terminate a particular Service or SOW, in whole or in part, not less than 120 days following Altisource’s receipt of written notice of such termination in the event Residential discontinues the line of business receiving such Services.  In the event Residential terminates such Service or SOW in accordance with this Section 6.2.2.5 unless otherwise set forth herein or in the applicable SOW, or in the event Altisource terminates this Agreement pursuant to Section 6.3.1.10, Residential shall be responsible for payment of the following costs and expenses:

(a)                                 Costs and expenses relating to the re-employment or termination of an employee or employees of Altisource or any of Altisource’s Affiliates who had been previously engaged in providing the Services governed by the terminated Service or SOW;

(b)                                 Costs and expenses relating to existing contracts with third parties that had been entered into by Altisource solely for the provision of Services under such terminated Service or SOW; and

(c)                                  Costs and expenses relating to facilities, hardware and equipment (including depreciation) used solely for the purpose of providing such Services or SOW.

6.2.3.                  ALTISOURCE’S RIGHT TO CURE.  For the avoidance of doubt, with respect to all termination rights granted Residential in this Section 6.2 except for those in Section 6.2.2.1, if Altisource has cured the underlying event or circumstance giving rise to written notice of the same, within the time period specified above, Residential may not terminate this Agreement or the applicable Service or SOW.  Furthermore, if Altisource is unable to effect a cure of the event or circumstance occurring under Section 6.2 within the time period specified, despite a good faith effort to effect such cure, Residential shall allow Altisource such additional time as reasonably required to effect such cure without termination of this Agreement or the applicable Service or SOW, but in no event shall such additional time exceed ninety (90) days unless otherwise agreed by the Parties.

6.3.                            TERMINATION BY ALTISOURCE.

6.3.1.                  ALTISOURCE’S CAUSES FOR TERMINATION.

6.3.1.1           Non-Payment.  Altisource may terminate this Agreement or the particular Service or SOW if Residential fails to make any payment for any portion of Services, which payment remains unmade by the 60th day following Altisource’s giving of written notice of such failure to Residential.

6.3.1.2           Legal Prohibition.  Altisource may terminate this Agreement or the particular Service or SOW if Altisource is prohibited by law from providing such Services to Residential upon Altisource giving written notice of such prohibition to Residential.

6.3.1.3           Change in Law.  Altisource may terminate the Agreement or the particular Service or SOW if there is a change in law that affects such Service upon Altisource giving written notice of such change to Residential.

6.3.1.4           Legal Violation.  Altisource may terminate this Agreement or the particular Service or SOW if Residential materially violates an applicable law or regulation to which Residential is subject to governing the receipt, acceptance or use of a Service, which violation cannot be or has not been cured by the 60th day following Residential’s receipt of written notice of such violation given by Altisource.

6.3.1.5           Government Prohibition.  Altisource may terminate this Agreement or the particular Service or SOW if Residential or Altisource receives an order from a Governmental Authority prohibiting the performance of the Services.

6.3.1.6           Government Citation.  Altisource may terminate this Agreement or the particular Service or SOW if Altisource is notified by a Governmental Authority, due to the actions of Residential, for materially violating any law governing the performance of a Service, which violation cannot be or has not been cured by Residential by the 60th day following Residential’s receipt of written notice of such violation given by Altisource.

6.3.1.7           Residential’s Insolvency.  Altisource may terminate this Agreement or the particular Service or SOW if Residential: (i) becomes insolvent; (ii) files a petition in bankruptcy or insolvency, is adjudicated bankrupt or answer seeking reorganization insolvent or files any petition or readjustment or arrangement of its business under any law relating to bankruptcy or insolvency, or if a receiver, trustee or liquidator is appointed for any of the property of Residential and within sixty (60) days thereof Residential fails to secure a dismissal thereof; or (iii) makes any assignment for the benefit of creditors.

6.3.1.8           Intellectual Property Infringement.  Altisource may terminate this Agreement or the particular Service or SOW in the event of any material infringement of Altisource’s intellectual property, by Residential or caused by Residential, including intellectual property developed hereunder pursuant to Section 9 below.

6.3.1.9           Material Breach.  Altisource may terminate this Agreement or the particular Service or SOW in the event of a material breach of any covenant or representation and warranty contained herein or otherwise directly relating to or affecting the Services to be provided hereunder to Residential that cannot be or has not been cured by the 60th day from Altisource’s giving of written notice of such breach to Residential.

6.3.1.10    Termination of Asset Management Agreement.  In the event Residential terminates that certain Asset Management Agreement by and between Residential and Altisource Asset Management Corporation, dated as of December 21, 2012 for any reason other than “for cause,” as defined therein, Altisource, in its sole discretion, may:

(a)                                 Terminate this Agreement and/or any or all SOWs, in which case: (i) Residential shall be responsible for payment of the costs and expenses listed in Section 6.2.2.5; and (ii) Altisource, in its sole discretion, may reduce its obligation to provide post-termination services pursuant to Section 6.5 from 270 days to either 180 days or 90 days; or

(b)                                 Continue under this Agreement in full force and effect, except that Altisource, in its sole discretion, may unilaterally nullify Section 4.10 so that Section 4.10 would no longer have any force or effect.

6.3.2.                  RESIDENTIAL’S RIGHT TO CURE.  For the avoidance of doubt, with respect to Section 6.3.1.9 only, if Residential has cured the underlying event or circumstance giving rise to written notice of the same, within the time period specified above, Altisource may not terminate this Agreement or the applicable Service or SOW; provided, however, that Altisource may, if it so states in the written notice required to be provided to Residential pursuant to the above, suspend the Service performed hereunder or under the applicable SOW until Residential has cured such violation or breach, as the case may be.

6.4.                            WIND-DOWN PERIOD. During the period that is six (6) months prior to the date of termination of this Agreement, Altisource shall have no obligation to: (i) expand the scope of its Services under this Agreement or any SOW; (ii) perform any new or additional Services under this Agreement or any SOW; or (iii) invest in hardware, software or equipment for performance against a Service or SOW.

6.5.                            POST-TERMINATION SERVICES.  Subject to Altisource’s rights under Section 6.3.1.10, upon termination of this Agreement and, any SOW or any Services, for any reason whatsoever, Residential may elect to purchase post-termination services from Altisource for a period of 270 days from the date on which this Agreement terminates on the current terms hereunder or in place under the applicable SOW(s).

6.6.                            EFFECTS OF TERMINATION.

6.6.1.                  SERVICES, FEES.  Upon the early termination of any Service or SOW pursuant to this Section 6 or upon the expiration of the applicable Service Period, Altisource shall no longer be obligated to provide such Service (except as provided in Section 6.5); provided that Residential shall be obligated to reimburse Altisource for any reasonable out-of pocket expenses or costs attributable to such termination unless otherwise provided herein or in the applicable SOW(s).

6.6.2.                  NO ESTOPPEL.  No termination, cancelation or expiration of this Agreement shall prejudice the right of either Party hereto to recover any payment due at the time of termination, cancellation or expiration (or any payment accruing as a result thereof), nor shall it prejudice any cause of action or claim of either Party hereto accrued or to accrue by reason of any breach or default by the other Party hereto.

6.6.3.                  TERMINATION OF LICENSE.  The intellectual property licenses granted pursuant to Section 9 of this Agreement shall terminate upon any termination of this Agreement with immediate effect.

6.6.4.                  SURVIVAL. Notwithstanding any provision herein to the contrary, Sections 4, 9, 11, 12, 14, 15, 18 and 19 of this Agreement shall survive the termination of this Agreement.

7.                                      CHANGE ORDER PROCEDURES; TEMPORARY EMERGENCY CHANGES.

7.1.                            PROCEDURE FOR PERMANENT CHANGE ORDERS.  The Parties hereto may change the nature and scope of Services provided hereunder or under any SOW by mutual agreement. The Party seeking the change shall submit a request containing: (i) the identity of the Party requesting such change; (ii) the reason(s) for the change; (iii) a description of the requested change; and (iv) a timetable for the implementation of the change.  The non-requesting Party shall have thirty (30) Business Days to consider the suggested change and either approve or decline such change. For the avoidance of doubt, no change to any Service or SOW will become part of the Performance Standard for such Service or SOW without Altisource’s prior approval.

7.2.                            PROCEDURE FOR TEMPORARY CHANGE ORDERS.  Notwithstanding the foregoing, in the event Altisource is unable to contact Residential’s designated contact for a specific Service or SOW after reasonable effort, Altisource may make temporary changes to any SOW or Services, which Altisource shall document and report to Residential the next Business Day. Such changes shall become permanent only if Altisource subsequently follows the procedures in Section 7.1 hereof for permanent change order procedures. ResidentialshallnotbeobligatedtopayforanychangedServicesperformedwithoutitspriorapproval.

7.3.                            PROCEDURE FOR EMERGENCY SERVICE REQUESTS.  Residential may, in an emergency, request additional Services to be performed as promptly as practicable, and Altisource shall use its reasonable best efforts to perform such Services as promptly as practicable.  While Altisource will continue to provide services in line with the request from Residential, in the event that Altisource plans to incur materially additional costs in providing this service, Altisource may submit a financial proposal to make Altisource financially whole. In such a case, Residential and Altisource may agree for the one-time increase in payment for the emergency. Such emergency request shall last no longer than thirty (30) Business Days, and Altisource shall have no obligation to continue performing such Services unless Residential follows the procedures in Section 7.1 hereof for permanent change order procedures.

7.4.                            SUPPLEMENTAL PROCEDURES.  The Parties hereto agree to cooperate in good faith to determine and implement additional procedures for change orders as needed.

8.                                      EXCLUSIVITY.

8.1.                            EXCLUSIVE PROVIDER.  During the term of this Agreement, Altisource will be the exclusive provider of all Services to Residential and all of Residential’s Affiliates.

8.1.1.                  RIGHT OF FIRST OPPORTUNITY.  If Residential elects to receive any Additional Service, Residential shall first request a proposal for the provision of such Additional Service from Altisource. Altisource shall have the duration of the Exclusive Tender Period to respond to such request for Additional Service and to provide a proposed SOW to Residential. During the Exclusive Tender Period, Residential shall not solicit proposals or negotiate with any other third party with respect to such request for Additional Service. Upon receipt of Altisource’s proposal for the Additional Service, Residential shall consider such proposal exclusively and shall negotiate with Altisource in good faith with respect to the possible provision by Altisource of such Additional Services.

8.1.2.                  END OF THE EXCLUSIVE TENDER PERIOD.  If, at the end of the Exclusive Tender Period, Altisource and Residential do not agree on the proposed SOW, Residential may solicit proposals from Third Party Additional Service Providers with respect to the Additional Service; provided, however, that Residential shall not disclose any Confidential Information received from Altisource, whether verbal or written, in the proposed SOW or during the Exclusive Tender Period negotiations, and such Confidential Information shall be subject to the terms of Section 11 hereof.  Residential may not agree to a proposed SOW with a Third Party Additional Service Provider where the terms and conditions of the proposed SOW are not materially better than the terms and conditions provided by Altisource.

8.2.                           RESIDENTIAL MAY NOT PROVIDE SERVICES.  Residential shall not develop or provide, for itself or other parties, services reasonably similar to or related to the Services provided by Altisource hereunder or under any SOW or provided by Altisource to other parties under any SOW without first obtaining written approval from Altisource, which Altisource may approve in its sole discretion.

8.3.                            ALTISOURCE MAY PROVIDE SERVICES TO THIRD PARTIES.  For the avoidance of doubt, Altisource shall not be restricted from providing services to a third party that are similar or identical to the Services provided hereunder or under any SOW.

9.                                      INTELLECTUAL PROPERTY.

9.1.                            RETENTION OF RIGHTS.

9.1.1.                  BY ALTISOURCE.  Altisource shall retain all rights to all technology and intellectual property owned or licensed by Altisource prior to the provision of Services hereunder or developed by Altisource during the course of and in association with the provision of Services under this Agreement by Altisource, including all derivative works.

9.1.2.                  BY RESIDENTIAL.  Residential shall retain all rights to all intellectual property owned or licensed by Residential prior to the provision of Services hereunder or developed by Residential during the course of and in association with the provision of Services by Altisource under this Agreement, including all derivative works.

9.2.                            GRANT OF LIMITED LICENSES.  Each Party grants to the other and their Affiliates a limited, non-exclusive, fully paid-up, nontransferable, revocable license, without the right to sublicense, for the term of this

Agreement to use all intellectual property owned by or, to the extent permitted by the applicable license, licensed to such Party solely to the extent necessary for the other Party to perform its obligations hereunder.

9.3.                            TERMINATION OF LIMITED LICENSES.  For the avoidance of doubt, this license will terminate upon the termination, cancellation or expiration of this Agreement.

10.                               ACCESS; RELATIONSHIP EXECUTIVES.

10.1.                     ACCESS TO RESIDENTIAL’S PREMISES AND RECORDS.  Residential shall permit Altisource and its employees and representatives access, on Business Days during hours that constitute regular business hours for Residential and upon reasonable prior request, to the premises of Residential and such data, books, records and personnel designated by the Residential as involved in receiving or overseeing the Services as Altisource may reasonably request for the purposes of providing the Services.  Altisource shall provide Residential, upon reasonable prior written notice, such documentation relating to the provision of the Services as Residential may reasonably request for the purposes of confirming any Invoiced Amount pursuant to this Agreement. Any documentation so provided by Altisource pursuant to this Section 10.1 will be subject to the confidentiality obligations set forth in Section 11.

10.2.                     RELATIONSHIP EXECUTIVES.  Each Party hereto shall designate a Relationship Executive to report and discuss issues with respect to the provision of the Services.  Each Party hereto shall designate successor Relationship Executives in the event that a designated Relationship Executive is not available to perform such role hereunder.  The initial Relationship Executive designated by Residential shall be Ashish Pandey and the initial Relationship Executive designated by Altisource shall be William B. Shepro.  Either Party may replace its Relationship Executive at any time by providing written notice thereof to the other Party hereto.

11.                               CONFIDENTIALITY.

11.1.                     DUTY TO PROTECT CONFIDENTIAL INFORMATION.  Subject to Section 11.2, each of Residential and Altisource are to hold, and to cause its directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that applies to its own confidential and proprietary information pursuant to policies in effect as of the Effective Date, all Confidential Information concerning the other Party and shall not use any such Confidential Information other than for such purposes as shall be expressly permitted hereunder, except to the extent that such Confidential Information has been (i) in the public domain through no fault of such Party or any of their respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives; (ii) later lawfully acquired from other sources by such Party, which sources are not known by such Party to be themselves bound by a confidentiality obligation, or (iii) independently generated without reference to any proprietary or Confidential Information of the other Party.

11.2.                     PERMITTED DISCLOSURES.  Each Party agrees not to release or disclose, or permit to be released or disclosed, any such Confidential Information (excluding Confidential Information described in clauses (i), (ii) and (iii) of Section 11.1) to any other Person, except its directors, officers, employees, agents, accountants, counsel and other advisors and representatives who need to know such Confidential Information (who shall be advised of their obligations hereunder with respect to such Confidential Information), except in compliance with Section 11.3.

11.3.                     REQUIRED DISCLOSURES.  In the event that either Party either determines on the advice of its counsel that it is required to disclose any Confidential Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Confidential Information of the other Party that is subject to the confidentiality provisions hereof, such Party shall, to the extent permitted by law, notify the other Party prior to disclosing or providing such Confidential Information and shall cooperate, at the expense of the requesting Party, in seeking any reasonable protective arrangements requested by such other Party.  Subject to the foregoing, the Party that received such request may thereafter disclose or provide Confidential Information to the extent required by such law (as so advised by counsel) or by lawful process or such Governmental Authority.

11.4.                     RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION.  Without limiting the foregoing, when any Confidential Information is no longer needed for the purposes contemplated by this Agreement, each Party will promptly, after request of the other Party, either return the Confidential Information to the other Party in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other Party that any Confidential Information not returned in a tangible form (including any such Confidential Information that exists in an electronic form) has been destroyed (as have such copies thereof and such notes, extracts or summaries based thereon).

12.                               LIMITATION OF LIABILITY; INDEMNIFICATION.

12.1.                     WAIVER BY RESIDENTIAL.  Other than the statements expressly made by Altisource in this Agreement or in any SOW, Altisource makes no representation or warranty, express or implied, with respect to the Services and, except as provided in Section 12.2, Residential hereby waives, releases and renounces all other representations, warranties, obligations and liabilities of Altisource, and any other rights, claims and remedies of Residential against Altisource, express or implied, arising by law or otherwise, with respect to any nonconformance, durability, error, omission or defect in any of the Services, including: (i) any implied warranty of merchantability, fitness for a particular purpose or non-infringement; (ii) any implied warranty arising from course of performance, course of dealing or usage of trade; and (iii) any obligation, liability, right, claim or remedy in tort, whether or not arising from the negligence of Altisource.

12.2.                     ALTISOURCE’S LIABILITY.  None of Altisource or any of Altisource’s Affiliates or any of its or their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives shall be liable for any action taken or omitted to be taken by Altisource or such person under or in connection with this Agreement, except that Altisource shall be liable for direct damages or losses incurred by Residential arising out of the gross negligence or willful misconduct of Altisource or any of Altisource’s Affiliates or any of its or their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives in the performance or nonperformance of the Services.

12.3.                     LIMITATIONS OF LIABILITY.  In no event shall (i) the amount of damages or losses for which Altisource and Residential may be liable under this Agreement exceed the fees due to Altisource for the most recent six (6) month period under the applicable Service or SOW(s), provided that if Services have been performed for less than six (6) months, then the damages or losses will be limited to the value of the actual Services performed during such period; or (ii) the aggregate amount of all such damages or losses for which Altisource may be liable under this Agreement exceed $1,000,000; provided, that, no such cap shall apply to liability for damages or losses arising from or relating to breaches of Section 11 (relating to confidentiality), infringement of intellectual property, fraud or criminal acts.  Except as provided in Section 12.2 hereof, none of Altisource or Residential or any of their respective Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives shall be liable for any action taken or omitted to be taken by, or the negligence, gross negligence or willful misconduct of, any third party.

12.4.                     CONTRIBUTORY NEGLIGENCE, WILLFUL MISCONDUCT.  Notwithstanding anything to the contrary herein, none of Altisource or any of Altisource’s Affiliates or any of its or their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives shall be liable for damages or losses incurred by Residential for any action taken or omitted to be taken by Altisource or such other person under or in connection with this Agreement to the extent such action or omission arises from actions taken or omitted to be taken by, or the negligence, gross negligence or willful misconduct of, Residential and any of Residential’s Affiliates.

12.5.                     LIMITATION ON CERTAIN DAMAGES.  Without limiting Section 12.2 hereof, no Party hereto or any of its Affiliates or any of its or their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives shall in any event have any obligation or liability to the other Party hereto or any such other person whether arising in contract (including warranty), tort (including active, passive or imputed negligence) or otherwise for consequential, incidental, indirect, special or punitive damages, whether foreseeable or not, arising out of the performance of the Services of this Agreement, including any loss of revenue or profits, even if a Party hereto has been notified about the possibility of such damages; provided, however, that the provisions of this Section 12.5 shall not limit the indemnification obligations hereunder of either Party hereto with respect to any liability that the other Party hereto may have to any third party not affiliated with Altisource or Residential for any incidental, consequential, indirect, special or punitive damages.

12.6.                     INDEMNIFICATION.  Each Party shall indemnify and hold the other Party, its respective Affiliates and any of its or their respective officers, directors, employees, agents, attorneys-in-fact, contractors or other representatives (individually or collectively, as applicable, the “Indemnified Party”) harmless from and against any and all damages, claims or losses that the Indemnified Party may at any time suffer or incur, or become subject to, as a result of the gross negligence or willful misconduct of the indemnifying Party in connection with this Agreement or the Services provided hereunder, except those damages, claims or losses incurred by the Indemnified Party arising out of the negligence, gross negligence or willful misconduct of the Indemnified Party.

13.                               COMPLIANCE WITH LAW.

Altisource shall provide the Services under this Agreement and any SOW, and Residential shall conduct its businesses relating to receipt of those Services, in compliance with all applicable Laws.

14.                               TAXES.

Unless otherwise provided herein or in an applicable SOW, each Party hereto shall be responsible for the cost of any sales, use, privilege and other transfer or similar taxes imposed upon that Party as a result of the transactions contemplated hereby. Any amounts payable under this Agreement are exclusive of Sales Taxes, and an amount equal to such Sales Taxes so chargeable shall, subject to receipt of a valid receipt or invoice as required below in this Section 14, be paid by Residential to Altisource in addition to the amounts otherwise payable under this Agreement.  In each case where an amount in respect of Sales Tax is payable by Residential in respect of a Service provided by Altisource, Altisource shall furnish in a timely manner a valid Sales Tax receipt or invoice to Residential in the form and manner required by applicable law to allow Residential to recover such tax to the extent allowable under such law.

15.                               PUBLIC ANNOUNCEMENTS.

No Party to this Agreement shall make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other Party hereto unless otherwise required by law, in which case the Party making the press release, public announcement or communication shall give the other Party reasonable opportunity to review and comment on such and the Parties shall cooperate as to the timing and contents of any such press release, public announcement or communication.

16.                               RELATIONSHIP OF THE PARTIES.

The Parties hereto are independent contractors and none of the Parties hereto is an employee, partner or joint venturer of the other.  Under no circumstances shall any of the employees of a Party hereto be deemed to be employees of the other Party hereto for any purpose.  Except as expressly provided herein, none of the Parties hereto shall have the right to bind the others to any agreement with a third party or to represent itself as a partner or joint venture of the other by reason of this Agreement.

17.                               FORCE MAJEURE.

Neither Party hereto shall be in default of this Agreement by reason of its delay in the performance of, or failure to perform, any of its obligations hereunder if such delay or failure is caused by a Force Majeure Event.  During the pendency of such Force Majeure Event, each of the Parties hereto shall take all reasonable steps to fulfill its obligations hereunder by other means and, in any event, shall upon termination of such intervening event, promptly resume its obligations under this Agreement.

18.                               NON-SOLICITATION.

Each Party acknowledges that the value to the other Party of its business and the transactions contemplated by this Agreement would be substantially diminished if one Party were to solicit the employment of or hire any employee of the other Party or any of its Affiliates.  Accordingly, each Party agrees that it shall not, directly or indirectly and without the prior consent of the other Party, solicit the employment of, or hire, employ or retain, or otherwise encourage or cause to leave employment with the other Party, or cause any other Person to hire, employ or retain, or otherwise encourage or cause to leave employment with the other Party or any of its Affiliates, any Person who is or was employed by the other Party or any of its Affiliates at any time within twelve (12) months preceding the time of such solicitation or hiring, employment, retention or encouragement except with the written consent of the other Party.

19.                               DISPUTE RESOLUTION PROVISIONS.

19.1.                     DISPUTE RESOLUTION - GENERAL.

It is the intent of the Parties to use reasonable best efforts to resolve expeditiously any dispute, controversy or claim between or among them with respect to the matters covered hereby that may arise from time to time on a mutually acceptable negotiated basis.  In furtherance of the foregoing, a Party involved in a dispute, controversy or claim must deliver an Escalation Notice to the other Party demanding an in-person meeting involving representatives of the Parties at a senior level of management (or if the Parties agree, of the appropriate strategic business unit or division within such entity).  A copy of any such Escalation

Notice shall be given to the Relationship Executive, or like officer or official, of the Party involved in the dispute, controversy or claim (which copy shall state that it is an Escalation Notice pursuant to this Agreement).  In response to the Escalation Notice, the Relationship Executives shall set an agenda, location and, if necessary, procedures, to discuss, negotiate and resolve the matter(s) set forth in the Escalation Notice. The Parties shall use reasonable best efforts to meet no later than thirty (30) days following receipt of the Escalation Notice delivered pursuant to Section 20.6 of this Agreement.  Neither Party may initiate a termination of this Agreement pursuant to Section 6 of this Agreement or initiate a legal action or proceeding pursuant to Section 19.2 of this Agreement until the earlier to occur of: (i) the 45th day following the delivery of the Escalation Notice pursuant to Section 20.6 of this Agreement; or (ii) two Business Days following the second meeting (either by phone or in person) of the Relationship Executives or their designees to specifically address the matter(s) set forth in the Escalation Notice.

19.2.                     JURISDICTION, VENUE.  Any action or proceeding arising out of or relating to this Agreement shall be brought in the courts of the Grand Duchy of Luxembourg (if any Party to such action or proceeding has or can acquire jurisdiction), and each of the Parties hereto or thereto irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the action or proceeding shall be heard and determined only in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  The Parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the Parties hereto and thereto irrevocably to waive any objections to venue or to convenience of forum.  Process in any action or proceeding referred to in the first sentence of this Section may be served on any Party anywhere in the world.  The Parties acknowledge and agree that, prior to initiating any legal action or proceeding under this Agreement, the Parties must first follow and comply with the dispute resolution procedures set forth in Section 19.1 above.

19.3.                     GOVERNING LAW.  This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the Grand Duchy of Luxembourg irrespective of the choice of law principles.

19.4.                     WAIVER OF JURY TRIAL.  EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

19.5.                     SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF, EQUITABLE REMEDIES.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party who is aggrieved shall have the right to seek specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The other Party shall not oppose the granting of such relief. The Parties agree that the remedies at law for any breach or threatened breach hereof, including monetary damages, are inadequate compensation for any loss and that any defense that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived.

20.                               GENERAL CONTRACT PROVISIONS.

20.1.                     INTERPRETATION.  Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms “hereof,” “herein, “and “herewith” and words of similar import, unless otherwise stated, shall be construed to refer to this Agreement as a whole (including all of the schedules hereto) and not to any particular provision of this Agreement. Article, Section, Exhibit, Schedule and Appendix references are to the articles, sections, exhibits, schedules and appendices of or to this Agreement unless otherwise specified. Any reference herein to this Agreement, unless otherwise stated, shall be construed to refer to this Agreement as amended, supplemented or otherwise modified from time to time, as permitted by Section 20.9. The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive. There shall be no presumption of interpreting this Agreement or any provision hereof against the draftsperson of this Agreement or any such provision.

20.2.                     ASSIGNMENT.

This Agreement shall inure to the benefit of, and be binding upon, the Parties hereto and their respective successors and permitted assigns.  Except as provided in Section 2.6 with regard to Altisource’s ability to unilaterally assign, in whole or in part, its obligations to one or more Affiliates or licensed third parties, no Party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party hereto; provided, however, that either Party may assign this Agreement without the consent of the other Party to any third party that acquires, by any means, including by merger or consolidation, all or substantially all the consolidated assets of such Party. Any purported assignment in violation of this Section 20.2 shall be void and shall constitute a material breach of this Agreement.

20.3.                     ENTIRE AGREEMENT.  This Agreement, the schedules hereto and the Services Letter, contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to the subject matter hereof other than those set forth or referred to herein or therein.

20.4.                     THIRD PARTY BENEFICIARIES.  Except for the indemnification rights under this Agreement (a) the provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any Person except the Parties hereto any rights or remedies hereunder and (b) there are no third party beneficiaries of this Agreement, and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

20.5.                     DUE AUTHORITY, PROPER EXECUTION.  Residential represents on behalf of itself and Altisource represents on behalf of itself as follows:

(a)                                 Each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and

(b)                                 This Agreement has been duly executed and delivered by it and constitutes, or will constitute, a valid and binding agreement of it enforceable in accordance with the terms hereof.

20.6.                     NOTICES.  All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person, or (b) at noon local time on the second Business Day after dispatch if sent by an internationally recognized overnight courier; and (c) if such notice is to Altisource, when (a) or (b) has occurred and a copy is sent and received by e-mail to: contractmanagement@altisource.com.

If to Altisource:	If to Residential:
Altisource Solutions S.à r.l.	Altisource Residential Corporation
291 route d’Arlon	c/o Altisource Asset Management Corporation
Luxembourg City, Luxembourg L-1150	402 Strand St.
Attention: Corporate Secretary	Frederiksted, VI 00840-3531
Attn: Corporate Secretary

With a copy to: contractmanagement@altisource.com

Either Party may, by notice to the other Party, change the address to which such notices are to be given.

20.7.                     SEVERABILITY.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party.  Upon any such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable provision to affect the original intent of the Parties.

20.8.                     HEADINGS.  The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

20.9.                     WAIVERS AND AMENDMENTS MUST BE IN WRITING.  No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any Party hereto, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.  Waiver by any Party hereto of any default by any other Party hereto of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default.

20.10.              ALTISOURCE’S RIGHT TO AMEND.  Notwithstanding the first sentence of Section 20.9, Altisource shall have the right to amend or terminate any Service, SOW, Fee Schedule and/or this Agreement unilaterally, if the subject matter of any Service, SOW, Fee Schedule and/or this Agreement becomes materially and adversely impacted by changes in any Laws.  To the extent Altisource exercises its right to amend any of those documents, as provided in this Section, any amendment must be limited to mitigating the impact of the change of Laws so that Altisource can continue providing the applicable Services to Residential as if the change of Laws had not occurred.  To the extent the changes in such Laws allow, any amendment or termination will be effective thirty (30) days after Altisource provides written notice to Residential.  To the extent that the change of Laws require the amendment or termination to be effective prior to thirty (30) days, it will be effective as required.

20.11.              COUNTERPARTS.  This Agreement may be executed in one or more counterparts, including by facsimile, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party hereto or thereto and delivered to the other Parties hereto or thereto.

20.12.              ELECTRONIC SIGNATURES.  This Agreement may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

MASTER SERVICES AGREEMENT

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH AGREEMENT.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Master Services Agreement by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation (“Residential”) and dated as of December 21, 2012.  Neither the Agreement nor this Exhibit 1 shall be construed or interpreted without the other.

2.                                      DEFINITIONS.

For purposes of the Agreement, including all Schedules thereto, the following defined terms shall have the meanings set forth in this Section or in the cross-referenced section of the Agreement indicated below.

2.1.                            AFFILIATE. The term “Affiliate” means with respect to any Person (a “Principal”) (a) any directly or indirectly wholly-owned subsidiary of such Principal, (b) any Person that directly or indirectly owns 100% of the voting stock of such Principal or (c) a Person that controls, is controlled by or is under common control with such Principal.  As used herein, “control” of any entity means the possession, directly or indirectly, through one or more intermediaries, of the power to direct or cause the direction of the management or policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.  Furthermore, with respect to any Person that is partially owned by such Principal and does not otherwise constitute an Affiliate (a “Partially-Owned Person”), such Partially-Owned Person shall be considered an Affiliate of such Principal for purposes of this Agreement if such Principal can, after making a good faith effort to do so, legally bind such Partially-Owned Person to this Agreement.

2.2.                            ADDITIONAL SERVICES.  The term “Additional Services” means a service that:

(a)                                 Is reasonably similar or related to the Services provided hereunder or under any SOW or provided by Altisource to other parties under any SOW; and

(b)                                 Reasonably would be expected to involve a purchase volume greater than $100,000 on an annual basis.

2.3.                            AGREEMENT.  The term “Agreement” means this Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012, including all Schedules attached thereto, as well as any SOWs entered into pursuant to Section 2.2.

2.4.                            BUSINESS DAY.  The term “Business Day” means any day which is not a Saturday, Sunday or official holiday of the United States Federal Reserve System Banks and Branches.

2.5.                            COMMINGLED INVOICE.  The term “Commingled Invoice” means any third party invoice that aggregates Services and/or Additional Services for the benefit of Residential, on the one hand, with services not for the benefit of Residential, on the other hand.

2.6.                            COMMINGLED INVOICE STATEMENT.  The term “Commingled Invoice Statement” means a statement indicating that portion of the invoiced amount of such Commingled Invoice that is attributable to Services and/or the Additional Services rendered for the benefit of Residential.

2.7.                            CONFIDENTIAL INFORMATION.  The term “Confidential Information” means all confidential information concerning one Party that is either in the other Party’s possession (including Confidential Information in its possession prior to the Effective Date) or is furnished by one Party to the other Party or its directors, officers, employees, agents, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement.

2.8.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.9.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.10.                     ESCALATION NOTICE.  The term “Escalation Notice” means a notice demanding an in-person meeting involving representatives of the Parties at a senior level of management (or if the Parties agree, of the appropriate strategic business unit or division within such entity) for the purpose of resolving a dispute, controversy or claim.

2.11.                     EXCLUSIVE TENDER PERIOD.  The term “Exclusive Tender Period” means the period of time beginning on the date Altisource receives a request from Residential for a proposal from Altisource for the provision of Additional Service and ending sixty (60) Business Days thereafter.

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2.12.                     FEE LETTER.  The term “Fee Letter” means that certain Fee Letter by and between Altisource and Residential dated as of the Contract Date of the Agreement.

2.13.                     FEE SCHEDULE.  The term “Fee Schedule” means a fee schedule entered into between the Parties with regard to the compensation due Altisource by Residential specifically for certain Services Altisource provides Residential in accordance with a particular Statement of Work.

2.14.                     FORCE MAJEURE EVENT.  The term “Force Majeure Event” means strikes, acts of God, acts of the public enemy, acts of terrorism, riots or other events that arise from circumstances beyond the reasonable control of that Party.

2.15.                     GOVERNMENTAL AUTHORITY.  The term “Governmental Authority” means any duly constituted body politic, whether elected, appointed or otherwise generally acknowledged as the legitimate sovereign government of the applicable jurisdiction, including but not limited to international, national, federal, state, regional, local and municipal branches of government.

2.16.                     INITIAL TERM.  See Section 5.1 of the Agreement.

2.17.                     INVOICED AMOUNT.  The term “Invoiced Amount” means all amounts due and payable by Residential to Altisource as shown on each respective statement of account periodically submitted by Altisource to Residential.

2.18.                     Laws.  The term “Laws” means all laws, rules, regulations, orders, ordinances, directions and requirements of any Governmental Authority, now in force or which may hereafter be in force, including, without limitation, privacy and data protection laws, labor and overtime laws, tax laws, the U.S. Foreign Corrupt Practices Act, environmental protection laws and all requirements from any Governmental Authority to maintain necessary licenses and permits.

2.19.                     PERFORMANCE STANDARD.  The term “Performance Standard” means any quality standards, service level requirements, specifications and acceptance criteria as may be identified in an SOW.

2.20.                     PERSON.  The term “Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any Governmental Authority or any other entity.

2.21.                    REDUCED COST SERVICE. See Section 4.10 of the Agreement.

2.22.                     RELATIONSHIP EXECUTIVE.  The term “Relationship Executive” means an individual designated by each Party to serve as the primary relationship manager for the other Party.

2.23.                     RELEVANT SERVICES.  See Section 4.10 of the Agreement.

2.24.                     RENEWAL TERM.  See Section 5.2 of the Agreement.

2.25.                     RESERVE FUND.  The term “Reserve Fund” means a certain account prefunded by Residential for the authorized payment by Altisource of anticipated forecast fees and expenses incurred in the delivery of a Service and as described more fully in the applicable SOW and/or the Fee Letter.

2.26.                     SALES TAX.  The term “Sales Tax” means any goods and services taxes, value added taxes, sales taxes or similar taxes, now or hereinafter imposed, on the performance or delivery of Services.

2.27.                     SERVICES.  The term “Services” means the services set forth on Exhibit 2 of the Agreement, and/or in any SOWs, as the context requires.  The term “Services” includes, but is not limited to, Additional Services.

2.28.                     SERVICES LETTER.  The term “Services Letter” means that certain Services Letter by and between Altisource and Residential dated as of the Contract Date of the Agreement.

2.29.                     SERVICE PERIOD.  The term “Service Period” means, for each service set forth on Exhibit 2 of the Agreement, the period of time commencing on the Effective Date of the Agreement through the respective period specified on Exhibit 2 of the Agreement.

2.30.                     STATEMENT OF WORK (SOW).  The terms “Statement of Work” and “SOW” are used interchangeably and mean a statement of work entered into between the Parties with regard to a Service.

2.31.                     THIRD PARTY ADDITIONAL SERVICE PROVIDER.  The term “Third Party Additional Service Provider” means any third party requested by Residential to submit and negotiate proposals with regard to Additional Services.  For the avoidance of doubt, the term “Third Party Additional Service Provider” may or may not refer to a third party who provides Additional Services to Residential.

2.32.                     THIRD PARTY BILLINGS.  The term “Third Party Billings” means any amounts separately invoiced to Residential from a third party and payable by Residential in connection with delivery of Services.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

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MASTER SERVICES AGREEMENT

EXHIBIT 2

(SERVICES)

1.                                      INTEGRATION WITH AGREEMENT.

This “Exhibit 2” (“Exhibit 2”) is attached to, and incorporated into, that certain Master Services Agreement by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation (“Residential”) and dated as of December 21, 2012.  Neither the Agreement nor this Exhibit 2 shall be construed or interpreted without the other.

2.                                      SERVICES.

Altisource shall provide the following Services to Residential and any of Residential’s Affiliates in accordance with the terms as set forth in this Agreement and any Service Letters, SOWs and/or Fee Letters as agreed upon by the Parties:

	Service	Service Period (Years)
1	Asset Management Services	15
2	Renovation Services	15
3	Property Preservation and Inspection Services	15
4	Valuation Services	15
5	Acquisition and Sales Support Services	15
6	Insurance Services	15
7	Leasing and Property Management Services	15

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 2 as of as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

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Altisource Residential

Re:  Services Letter

Ladies and Gentlemen:

Reference is made to the Master Services Agreement dated December 21, 2012, as amended, modified or supplemented from time to time (the “MSA”), by and between Altisource Solutions S.à r.l. (“Altisource”) and Altisource Residential Corporation (“Residential”).  This letter constitutes a Services Letter as contemplated in Section 2.1 of the MSA.

As compensation for each Service, as that term is defined in the MSA and as described in Schedules A-1 to A-7 hereto (collectively, “Schedule A”), Residential agrees to pay Altisource the corresponding amount set forth in that separate Fee Letter of even date herewith (the “Fee Letter”), in accordance with the terms and provisions of the MSA, Schedule A and the Fee Letter, as applicable.

Altisource and Residential each agree that neither will disclose this Services Letter or the concerns hereof, except (a) to the extent necessary to comply with the law or any legal process or the requirements of any governmental authority or of any securities exchange on which securities of the disclosing party or any affiliate of the disclosing party are listed or traded, (b) as part of normal reporting or review procedures to governmental authorities, and (c) in order to enforce our respective rights under the MSA in a legal proceeding.

Please confirm that the foregoing is in accordance with your understanding by signing and returning the enclosed copy of this letter.

Very truly yours,

ALTISOURCE SOLUTIONS S.À R.L.

		By	/s/ William B. Shepro
		Name:	William B. Shepro
		Title:	Manager

ALTISOURCE RESIDENTIAL CORPORATION

By	/s/ Ashish Pandey
Name:	Ashish Pandey
Title:	Chief Executive Officer

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STATEMENT OF WORK

(ASSET MANAGEMENT SERVICES)

SERVICES LETTER - SCHEDULE A-1

This Statement of Work (Asset Management Services) (the “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.             INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-1 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.             GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.             DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.              SERVICES.

4.1.         PROVISION OF ASSET MANAGEMENT SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential, and any of Residential’s Affiliates, with regard to REO Properties, the following Services:

(a)           the Agency Services;

(b)           the Renovation Services;

(c)           the Property Preservation and Inspection Services;

(d)           the Property Tax Management Services;

(e)           the Eviction Services;

(f)            the Valuation Services;

(g)           the Acquisition and Sales Support Services; and

(h)           the Insurance Services.

4.2.         AGENCY SERVICES.

4.2.1.      APPOINTMENT.  Residential hereby appoints Altisource, and Altisource hereby accepts this appointment, as Residential’s duly authorized representative, agent, attorney-in-fact and asset manager, as the context may require, for the purpose of delegating authority to Altisource in order to enable Altisource to perform the other Asset Management Services on Residential’s behalf as further described herein.

4.2.2.      POWERS OF ATTORNEY.  Upon the written request of Altisource, Residential agrees to execute, or cause to be executed, and furnish to Altisource appropriate powers of attorney and other documents necessary or appropriate to enable Altisource to carry out its duties hereunder.

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4.3.         RENOVATION SERVICES.

4.3.1.      RENOVATION SOW.  Altisource will act on behalf of Residential to manage the services described more particularly on the Renovation SOW, namely:

(a)           Assess real properties to determine their surrounding market conditions, physical conditions and renovation estimates;

(b)           Define renovation scope of work; and

(c)           Execute renovation of properties according to Customer Finished Property Criteria and Customer Design Specifications, within Residential’s delegated authority to Altisource for the delivery of marketable rental properties.

4.3.2.      CRITERIA AND SPECIFICATIONS.  Residential will provide Altisource with the Customer Finished Property Criteria and Customer Design Specifications, as those terms are defined in the Renovation SOW, subject to Altisource’s agreement and acceptance of those criteria and specifications in Altisource’s sole discretion.

4.4.         PROPERTY PRESERVATION AND INSPECTION SERVICES.  Altisource will act on behalf of Residential to manage the services described more particularly on the Property Preservation and Inspection SOW, including, but not limited to:

4.4.1.      INSPECTION SERVICES. Altisource will order and analyze inspections to identify occupancy status and life-safety issues.

4.4.2.      INITIAL AND ON-GOING PRESERVATION SERVICES.  Altisource will secure the property and provide initial and on-going property preservation services for vacant properties.

4.4.3.      REMEDIATION SERVICES. Altisource will plan and remediate health and life safety issues through standard work items and awarding bids for non-standard maintenance and repairs in accordance with authority delegated by Residential.

4.4.1.      UTILITIES AND HOA MANAGEMENT.  Altisource will provide utility activation and management for gas and electric utilities and ensure that delinquent utilities are brought current.  Altisource will ensure that any delinquent HOA dues, fees or other similar assessments are brought current and paid on a timely basis until the sale of the applicable REO Property is completed.

4.4.2.      VIOLATIONS MANAGEMENT AND MITIGATION.  Altisource will ensure that all code violations affecting a property which have been filed are resolved and cured within Delegated Authority Matrix guidelines.

4.4.3.      CASH-FOR-RELOCATION, CASH-FOR-REDEMPTION AND EVICTIONS FULFILLMENT.  Altisource will support various internal and judicial efforts for occupants to vacate the property and surrender access.

4.5.         PROPERTY TAX MANAGEMENT SERVICES.  Altisource shall pay all past due taxes and assessments owed on a given real property, as well as all current real estate taxes and assessments as invoiced. Altisource will notify Residential of the amount and jurisdiction owed. In addition, Altisource may elect, at its sole discretion, to file and prosecute an appeal of any property tax assessment on behalf of Residential.

4.6.         EVICTION SERVICES.

4.6.1.      LEGAL EVICTION PROGRAM MANAGEMENT.  Altisource will:

(a)           Send eviction request to eviction attorney;

(b)           Track case progress, follow up with attorneys as required and escalate as appropriate to address issues and delays in the process;

(c)           Escalate contested evictions to Residential’s attention, including details of issue with estimated attorney fees; and

(d)           In event the occupant files bankruptcy after a valid foreclosure, then Altisource will assign the relief from stay action to the eviction attorney and monitor the action.

(e)           Note:  Eviction Services pursuant to this SOW do not include evictions of tenants of Residential’s rental property portfolio.  Those eviction services are provided by Altisource pursuant to the Leasing and Property Management SOW.

4.6.2.      REDEMPTION AND CASH-FOR-REDEMPTION PROGRAM MANAGEMENT.  Altisource will:

(a)           Develop a Cash-for-Redemption program for Residential by customizing Altisource’s existing Cash-for-Redemption program to meet Residential’s specific parameters, subject to approval by Residential;

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(b)           Monitor, leveraging occupancy inspections described more fully in the Property Preservation and Inspection SOW, the property to determine if the occupant has abandoned the property during the redemption period applicable to the property’s jurisdiction.  If the property is identified as vacant, file the appropriate documents with the governing authorities and issue required notifications to prior occupant in order to reach a determination of abandonment.  Upon receiving final determination of abandonment, secure the property as more fully described in the Property Preservation and Inspection SOW;

(c)           Extend to and negotiate Cash-for-Redemption offers with occupant of property in Redemption states to facilitate their vacating of the property;

(d)           Execute Cash-for-Redemption agreements in accordance with the Cash-for-Redemption offers and ensure occupant signs the Cash-for-Redemption agreement and submits signed W-9;

(e)           Upon agreement of acceptance of a Cash-for-Redemption offer, ensure that the property has been left in “broom clean” condition, that all personal property has been removed and that the occupant has vacated the property; and

(f)            Coordinate payment of the agreed amount to occupant on behalf of Residential.

4.6.3.      CASH-FOR-RELOCATION PROGRAM MANAGEMENT.  Altisource will:

(a)           Develop a Cash-for-Relocation program for Residential by customizing Altisource’s existing Cash-for-Relocation program to meet Residential’s specific parameters, subject to approval by Residential;

(b)           Initiate Cash-for-Relocation offers within the parameters of the Cash-for-Relocation program described above;

(c)           Execute Cash-for-Relocation agreements in accordance with the Cash-for-Relocation offers and ensure occupant signs the Cash-for-Relocation agreement and submits signed W-9;

(d)           Implement the Cash-for-Relocation agreements by ensuring that the real property has been left in “broom clean” condition, that all personal property has been removed and that the occupant has vacated; and

(e)           Coordinate payment of the agreed amount to occupant on behalf of Residential.

4.6.4.      OCCUPIED REO PROPERTY SALES PROGRAM MANAGEMENT.  Where allowed by law and approved by Residential, Altisource will market occupied REO Properties, using appropriate disclaimers or disclosures in marketing materials and agreements.

4.6.5.      LEASE CONVERSION PROGRAM MANAGEMENT.  Altisource will:

(a)           Develop a Lease Conversion program for Residential by customizing Altisource’s existing Cash-for-Relocation program to meet Residential’s specific parameters, subject to approval by Residential;

(b)           Initiate Lease Conversion offers and qualify occupant for tenancy within the parameters of the Lease Conversion program described above and Residential-approved Tenant Qualifications for rental property described in the Leasing and Property Management SOW; and

(c)           Execute Lease Conversion agreements in accordance with the Lease Conversion offers and ensure occupant signs the Lease agreement and provides a key to the property.

4.7.         VALUATION SERVICES.  Altisource will act on behalf of Residential to manage the services described below, some of which are described more particularly on the Valuation SOW, including, but not limited to:

(a)           For unoccupied REO Properties, order thirty (30) day quick sale distressed CMAs upon the property being secured, and every ninety (90) days thereafter until the unoccupied REO Property is sold;

(b)           Order Exterior BPOs for all occupied REO Properties; and

(c)           Order additional Valuation Services as may be necessary from time to time to support the needs of Residential, either as may be specifically requested by Residential or as determined by Altisource.

4.8.         ACQUISITION AND SALES SUPPORT SERVICES.  Altisource will act on behalf of Residential to manage the services described below, some of which are described more particularly on the Acquisition and Sales Support SOW, including, but not limited to:

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4.8.1.      IDENTIFICATION OF SPECIAL INVESTOR REQUIREMENTS.  Identify any special requirements for managing Residential’s assets, including but not limited to, any MSA-specific and/or state-specific Performance Standards.

4.8.2.      AUTHORIZATION OF REPAIRS AND IMPROVEMENTS.  Authorize repairs and improvements on the property that directly relate to the improvement of the property which will, under most circumstances, increase the value of the property or shorten the marketing timeframe. Anticipated return on repairs should be a minimum of $1 for $1 return with a preferred return anticipated at $1.25 for $1 or more.  Return on repairs projected to be less than 100% may be justified if critical to effecting an accelerated marketing period.

4.8.3.      ASSIGNMENT OF BROKER.  Assign Altisource affiliate RHSS broker or select referral broker where Altisource affiliate RHSS broker is not available, as further set forth in the Acquisition and Sales Support SOW herein.  Execute formal listing agreement provided by Altisource with selected broker.

4.8.4.      LIST PRICE DETERMINATION.  Establish list price for REO Properties according to Residential approved pricing methodology.  Using current pricing methodology, initial list price of REO Properties is 100% of a 30-day CMA.  This methodology may be changed at the direction of Residential at its discretion.

4.8.5.      PROPERTY LISTING.  List property for sale with the local Multiple Listing Service to ensure advertising to the community as further set forth in the Acquisition and Sales Support SOW. REO Properties will also be listed for sale on Altisource’s affiliated consumer web portal, where customers can bid on the REO Properties in time-limit bid auctions or make offers to purchase in a non-auction format.

4.8.6.      MARKETING EVALUATION AND LIST PRICE RECOMMENDATIONS.  As needed during the marketing of the property, submit requests to reduce the list price if deemed in the best interest of Residential to do so.  Altisource may reduce the price every thirty (30) days by 5% if benchmark initial list price is greater than $150,000.00 or reduce by 8% or minimum $4,000.00 if benchmark initial list price is less than $150,000.  At ninety (90) days on market, Altisource will review file to assess potential marketing gaps, including initial list price too high, property condition, broker performance or adverse neighborhood issues. In addition, Altisource will order an updated CMA and make a recommendation on revised pricing.

4.8.7.      EVALUATION OF OFFERS.  Handle all offers received on REO Properties and reject, counteroffer or accept offers based on business rules and authority matrix agreed upon between Altisource and Residential.  Altisource has pre-approved authority from Residential to approve offers as follows:

(a)           Initial list price of $15,000 or less —offers greater than 60% of latest list price;

(b)           Initial list price of $15,001 to $30,000 —offers greater than 85% of latest list price;

(c)           Initial list price of $30,001 to $150,000 —offers greater than 90% of latest list price; and

(d)           Initial list price of $150,001 or greater —offers greater than 95% of latest list price.

4.8.8.      REVIEW AND EXECUTION OF PURCHASE AND SALES AGREEMENTS.  Review and execute (via electronic signature) all contracts and addenda and deliver fully-executed documents to closers.

4.9.         INSURANCE SERVICES.  Altisource will act on behalf of Residential to manage the services described more particularly on the Insurance SOW, including, but not limited to:

4.9.1.      TITLE SERVICES.  Altisource will provide title search, title curative and title insurance services, such as: (i) ordering and issuing preliminary title searches; (ii) researching, negotiating and clearing any defective title issues; and (iii) ordering and issuing title insurance policies.

4.9.2.      SETTLEMENT SERVICES.  Altisource will provide closing, escrow and settlement services, such as: (i) preparation of closing documents; (ii) receipt of any necessary termite or other inspections; (iii) scheduling and handling closing activities; (iv) closing of escrow and disbursement of sellers’ proceeds; (v) verification that wired sellers’ proceeds match the amounts shown on the Final Approved/Executed HUD-1 Settlement Statement; (vi) wiring of net sales proceeds to bank accounts designated by sellers; and (vii) within sixty (60) days of sale funding, ensuring outstanding invoices have been processed.

4.9.3.      PROPERTY AND CASUALTY INSURANCE SERVICES. Altisource will manage, structure and generally administer all aspects of Residential’s specialty property insurance programs, including hazard, wind, flood and liability insurance as further set forth in the Insurance SOW. Altisource will also coordinate the filing of hazard insurance claims and the provision of Property Condition Certificates if the damage to the property is estimated to exceed $1,000.

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5.             FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Asset Management Services as set forth on that certain Asset Management Services Fee Schedule, which is attached to the Fee Letter as Schedule B-1.

6.             SPECIAL PROVISIONS.

NONE

7.             INTERPRETATION.

7.1.         CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

7.2.         CROSS-REFERENCES. Except for this Section 7 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

8.             COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.             INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Asset Management Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.             DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.         ACQUISITION AND SALES SUPPORT SERVICES.  The term “Acquisition and Sales Support Services” means those Services described in Section 4.8 of the SOW.

2.2.         ACQUISITION AND SALES SUPPORT SOW.  The term “Acquisition and Sales Support SOW” means that certain Statement of Work (Acquisition and Sales Support Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-5.

2.3.         AGENCY SERVICES.  The term “Agency Services” means those Services described in Section 4.2 of the SOW.

2.4.         ASSET MANAGEMENT SERVICES.  The term “Asset Management Services” means those Services described in Section 4.1 of the SOW, either individually or in the aggregate as the context requires, with regard to REO Properties.

2.5.         CASH-FOR-REDEMPTION. The term “Cash-for-Redemption” means a program by which an occupant of real property is offered money in exchange for the occupant’s waiver of their statutory or equitable redemption rights and the occupant’s agreement to leave the real property voluntarily by an agreed upon deadline.

2.6.         CASH-FOR-RELOCATION. The term “Cash-for-Relocation” means a program by which an occupant of real property is offered money in exchange for the occupant’s agreement to leave the real property voluntarily by an agreed upon deadline.

2.7.         COMPARATIVE MARKET ANALYSIS (CMA).The terms “Comparative Market Analysis” and “CMA” are used interchangeably and mean a licensed real estate agent prepared product which includes a description of the subject property’s interior and exterior condition, three comparable active listings, three comparable sold properties and an estimated value based on normal and 30-day marketing times. The report also includes an itemized list of recommended repairs.

2.8.         CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.9.         DELEGATED AUTHORITY MATRIX.  The term “Delegated Authority Matrix” means the matrix establishing the authorized amounts for renovation and repair costs as well as an escalation process for approvals exceeding authorized amounts.

2.10.       EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.11.       EVICTION SERVICES.  The term “Eviction Services” means those Services described in Section 4.6 of the SOW.

2.12.       HOA.  The term “HOA” means Home Owners Association, referring to the Home Owners Association associated with a specific property.  HOA may also refer to a Condominium Owners Association associated with a specific property.

2.13.       INSURANCE SERVICES.  The term “Insurance Services” means those Services described in Section 4.9 of the SOW.

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2.14.       INSURANCE SOW.  The term “Insurance SOW” means that certain Statement of Work (Insurance Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-6.

2.15.       LEASING AND PROPERTY MANAGEMENT SOW.  The term “Leasing and Property Management SOW” means that certain Statement of Work (Leasing and Property Management Services), dated as of  December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-7.

2.16.       MSA.  The term “MSA” has the meaning ascribed to in Section 2 of the SOW.

2.17.       PERFORMANCE STANDARD.  The term “Performance Standard” means any quality standards, service level requirements, specifications and acceptance criteria as may be identified in an SOW.

2.18.       PROPERTY PRESERVATION AND INSPECTION SERVICES.  The term “Property Preservation and Inspection Services” means those Services described in Section 4.4 of the SOW.

2.19.       PROPERTY PRESERVATION AND INSPECTION SOW.  The term “Property Preservation and Inspection SOW” means that certain Statement of Work (Property Preservation and Inspection Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-3.

2.20.       PROPERTY TAX MANAGEMENT SERVICES.  The term “Property Tax Management Services” means those Services described in Section 4.5 of the SOW.

2.21.       RENOVATION SERVICES.  The term “Renovation Services” means those Services described in Section 4.3 of the SOW.

2.22.       RENOVATION SOW.  The term “Renovation SOW” means that certain Statement of Work (Renovation Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-2.

2.23.       RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.24.       REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

2.25.       SERVICES.  The term “Services” means the Asset Management Services.

2.26.       SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1 of the SOW.

2.27.       VALUATION SERVICES.  The term “Valuation Services” means those Services described in Section 4.7 of the SOW.

2.28.       VALUATION SOW.  The term “Valuation SOW” means that certain Statement of Work (Valuation Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-4.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

(RENOVATION SERVICES)

SERVICES LETTER - SCHEDULE A-2

This Statement of Work (Renovation Services) (this “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.             INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-2 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.             GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF RENOVATION SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential and any of Residential’s Affiliates, the Property Assessment Services and the Property Renovation Services with regard to REO Properties as well as any other properties owned by Residential.

4.2.                            PROPERTY ASSESSMENT SERVICES.

4.2.1.                  INITIAL SCREENING ASSESSMENT.  Altisource will perform high level interior and exterior reviews of the property to assess the general condition and identify potential costs and risk factors that would preclude the property from being selected as a Rental Property.  Altisource will complete at least 90% of all orders placed within a calendar month for Initial Screening Assessments within three (3) Business Days.  If the property passes the Initial Screening Assessment, the inspector may proceed with the Renovation Estimate Assessment.

4.2.2.      RENOVATION ESTIMATE ASSESSMENT.  Altisource will complete a Renovation Estimate Assessment of the property to develop a Renovation Estimate.  Altisource will complete at least 90% of all orders placed within a calendar month for Renovation Estimate Assessments within three (3) Business Days.  The Renovation Estimate will include estimated material requirements as well as the renovation work required to conform the property to Residential’s Customer Finished Property Criteria and the Customer Design Specifications.  The Renovation Estimate Assessment must be performed in conjunction with an Initial Screening Assessment.  The Renovation Estimate will not be performed if the property fails the Initial Screening Assessment.

4.2.3.      PROPERTY ONBOARDING ASSESSMENT.  Altisource will complete a Property Onboarding Assessment for any occupied property being evaluated for conversion to a Rental Property, including properties being evaluated for Deed-For-Lease as well as lease conversion of an REO occupant.  The Property Onboarding Assessment will include identifying and estimating repair costs for any life safety and health issues and

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deferred maintenance items that need to be addressed as well as documenting major components and condition of the property.

4.3.         PROPERTY RENOVATION SERVICES.

4.3.1.      PRELIMINARY SCOPE OF WORK.  The Preliminary Scope of Work will be developed by Altisource based on the Renovation Estimate.  The Preliminary Scope of Work will be submitted to Residential for review and approval to determine whether to renovate the property for use as a Rental Property, or to market and sell the property as an REO Property.  Residential may request additional review and refinement of the Preliminary Scope of Work or request additional assessment of potential renovated property rent.

4.3.2       FINAL SCOPE OF WORK. The Final Scope of Work will be developed based on the Preliminary Scope of Work, plus any refinements and approved Change Orders:

(a)           Confirm the materials requirements and labor estimates to renovate the property are consistent with the Customer Finished Property Criteria and the Customer Design Specifications;

(b)           Provide an estimated schedule for completion and identify any predecessors required to begin renovation; and

(c)           Provide the renovation budget, inclusive of any accepted Change Orders.

4.3.2.      RENOVATION OF PROPERTY. Altisource will renovate properties acquired by Residential consistent with the Final Scope of Work.  Altisource will pull any required permits and renovate the property according to the Final Scope of Work, consistent with local rules and regulations.  Altisource will update the renovation schedule on a regular basis through completion, including any required inspections, lien releases, and closeout of any permits.

4.3.3.      MANAGEMENT OF CHANGE ORDERS.

4.3.3.1.   Identification of Change Orders.   Altisource may identify Change Orders required to bring the property to the desired condition as a result of unanticipated or previously unidentified conditions or events.  Altisource will estimate the cost and time impacts of any identified Change Orders and provide appropriate supporting documentation and recommendations.

4.3.3.2.  Authorization of Change Orders.  Altisource will authorize certain Change Orders based on the Delegated Authority Matrix to be performed without delay.  If a requested Change Order exceeds the authorized amounts in the Delegated Authority Matrix, Altisource will follow the Defined Escalation Process for review and approval of the Change Order request.  Upon acceptance of any Change Orders, the renovation timeline will be revised as required.

4.3.3.3.   Change Order Impact.  Altisource will use its best efforts to minimize the impact of Change Orders on the expected renovation timeline.

4.3.4.      TURNOVER TO LEASING.  Altisource will conduct a final inspection of the property to ensure the Final Scope of Work is fully completed, meets locally accepted construction and finishing standards and is consistent with the Customer Finished Property Criteria and the Customer Design Specifications.

5.             FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Renovation Services as set forth on that certain Renovation Services Fee Schedule, which is attached to the Fee Letter as Schedule B-2.

6.             SPECIAL PROVISIONS.

NONE

7.             INTERPRETATION.

7.1.         CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

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7.2.         CROSS-REFERENCES. Except for this Section 7 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

8.             COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.             INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Renovation Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.             DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.         CHANGE ORDER.   The term “Change Order” means the request to modify the Final Scope of Work to accommodate unanticipated conditions, events, or costs.

2.2.         CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.3.         CUSTOMER DESIGN SPECIFICATIONS.  The term “Customer Design Specifications” means the Residential defined and maintained standard specifications of key materials, fixtures and finishes to be used in the renovation of properties.  Modifications to the Customer Design Specifications will only affect properties with renovation work commencing after Residential notifies Altisource of such modifications.

2.4.         CUSTOMER FINISHED PROPERTY CRITERIA.  The term “Customer Finished Property Criteria” means the Residential defined and maintained minimum acceptable criteria for all finished renovated properties. Modifications to the Customer Finished Property Criteria will only affect properties with renovation work commencing after Residential notifies Altisource of such modifications.

2.5.         DEED-FOR-LEASE.  The term “Deed-For-Lease” means the process by which a mortgagor deeds the property to the lender in exchange for a lease obligation to remain in the home as a tenant.

2.6.         DEFINED ESCALATION PROCESS.  The term “Defined Escalation Process” means the process establishing the level of approval required for renovation and repair costs exceeding pre-approved limits.

2.7.         DELEGATED AUTHORITY MATRIX.  The term “Delegated Authority Matrix” means the matrix establishing the authorized amounts for defined renovation and change order costs as well as an escalation process for approvals exceeding authorized amounts.

2.8.         EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.9.         FINAL SCOPE OF WORK.  The term “Final Scope of Work” means the final plan for renovation of the property.  The Final Scope of Work includes an assessment of total costs and time frame for renovation of the property as well as any preliminary matters that are required to begin renovation.

2.10.       INITIAL SCREENING ASSESSMENT.  The term “Initial Screening Assessment” means the interior and exterior reviews of the property condition that will be used to estimate construction costs and other factors.

2.11.       MSA.  The term “MSA” has the meaning ascribed to in Section 2.

2.12.       PRELIMINARY SCOPE OF WORK.  The term “Preliminary Scope of Work” means the preliminary plan for the renovation as well as an estimate of total costs and time frame for renovation of the property.

2.13.       PROPERTY ASSESSMENT SERVICES.  The term “Property Assessment Services” means those Services described in Section 4.2 of the SOW.

2.14.       PROPERTY ONBOARDING ASSESSMENT.  The term “Property Onboarding Assessment” means the Assessment used to determine initial repairs required and document the condition of an occupied REO Property for consideration as a Rental Property.

2.15.       PROPERTY RENOVATION SERVICES.  The term “Property Renovation Services” means those Services described in Section 4.3 of the SOW.

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2.16.       RENOVATION ESTIMATE.  The term “Renovation Estimate” means the estimate of the materials and work required to renovate the property to the standards defined by the Customer Design Specifications and Customer Finished Property Criteria.

2.17.       RENOVATION ESTIMATE ASSESSMENT.  The term “Renovation Estimate Assessment” means the Assessment used to determine the Renovation Estimate.

2.18.       RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.19.       REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

2.20.       SERVICES.  The term “Services” means the Renovation Services.

2.21.       SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1 of the SOW.

2.22.       TURNOVER TO LEASING.  The term “Turnover to Leasing” means the point at which a property that has been selected for Residential’s leasing program is eligible to be rented to a tenant.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

(PROPERTY PRESERVATION AND INSPECTION SERVICES)

SERVICES LETTER - SCHEDULE A-3

This Statement of Work (Property Preservation and Inspection Services) (this “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-3 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF PROPERTY PRESERVATION AND INSPECTION SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential, and any of Residential’s Affiliates, the Property Preservation and Inspection Services with regard to REO Properties within the Delegated Authority Matrix and per direction and mutual agreement of Residential as required for each Service.

4.2.                            COMMUNICATIONS.  Altisource will use its proprietary platform to communicate with Residential.  This will include critical updates to Residential of property conditions, preservation activities and repairs at properties.

4.3.                            DOCUMENT RETENTION.  Altisource will retain property inspection reports and photographs within the proprietary technology platform for a period of three (3) months unless otherwise specified.

4.4.                            PROPERTY INSPECTION SERVICES.

4.4.1.                  OCCUPANCY INSPECTION. Altisource will perform an Occupancy Inspection semi-monthly on occupied properties until the property is verified as vacant.  The inspection of the designated property is to determine the apparent occupancy status based on generally observable conditions evident to the inspector.  If vacant, Altisource will secure the property per Section 4.5.1.

4.4.2.                  INITIAL REO INSPECTION.  Upon first receiving an assignment from Residential to manage the property, Altisource will perform an initial inspection of the subject property once vacant to determine any health and life safety issues.  Altisource will begin to secure the property and remediate those health and life safety issues per Sections 4.5.1 through 4.5.9.

4.4.3.                  MONTHLY REO INSPECTION.  Altisource will perform property inspections once per month on vacant properties to identify any material changes to the REO Property’s condition.

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4.4.4.                  OTHER INSPECTIONS.  Altisource will perform a variety of additional inspections as needed as determined by Altisource according to Altisource established business rules or as Residential may request, including but not limited to, certificate of use, certificate of re-occupancy, Chinese drywall, FHA certificate, HVAC, Discoloration, pest, plumbing, pool, roof, septic, structural and termite inspections.

4.4.5.                  VACANT, RENTAL OR OTHER PROPERTY REGISTRATION.  Altisource will file registration of REO, vacant, rental property and other registrations as required by state or local regulations.

4.5.                            PROPERTY PRESERVATION SERVICES.

4.5.1.                  SECURING.  Altisource will initially secure all vacant and abandoned REO Properties with a keypad lock.  All door locks will be changed or disabled, including deadbolts.  Altisource will install a lockbox and / or keypad entry lock at one entrance to each confined area.  Altisource will provide Residential with the lockbox combination within the proprietary platform.

4.5.2.                  BOARDING.  Altisource will board all vacant and abandoned REO Properties when reasonably necessary.  Altisource will board all doors, windows and other openings that may provide illegal entrance into the REO Properties.

4.5.3.                  WINTERIZATION.  Altisource will winterize all vacant and abandoned REO Properties to minimize freeze damage to plumbing or heating systems as required based on the type of heating system.  Altisource may also perform winterization re-checks as required.

4.5.4.                  LAWN MAINTENANCE.  Altisource will maintain the lawn for all vacant and abandoned properties in consideration of local code requirements and consistent with adjacent/surrounding REO Properties.  Altisource will remove all yard waste from the lawn, sidewalks, steps and driveway.  Altisource will remove all snow from the front walkway to the front door.

4.5.5.                  POOL MAINTENANCE.  Altisource will maintain or clean and cover pools for all vacant or abandoned REO Properties consistent with any local, state and federal regulations.  Altisource can also provide additional services to repair or remove pools.

4.5.6.                  DEBRIS AND HAZARD REMOVAL.  Altisource will remove and properly dispose of non-hazardous waste material and debris from the premises for all vacant and abandoned REO Properties.  Altisource will remove any tires, paint, volatile compounds and other materials which create an environmental or health and life safety risk to the REO Properties from the premises.

4.5.7.                  DISCOLORATION REMEDIATION.  Altisource will provide a Discoloration remediation plan to Residential for all vacant and abandoned properties that have Discoloration identified.  Altisource will remediate Discoloration per the Discoloration remediation plan.

4.5.8.                  HEALTH AND LIFE SAFETY ISSUE REMEDIATION.  Altisource will remediate health and life safety issues on vacant and abandoned REO Properties as through specific work items.  Examples of health and life safety issues include: roof leaks, falling drywall, damaged gutters, problematic trees, fire hazards, fall risk, electrical hazards, plumbing leaks and flooding, as well as hazardous waste, termites, pests, structural issues, Chinese drywall and other materials and hazards regulated by federal, state or local ordinances.

4.5.9.                  MISCELLANEOUS PRESERVATION ACTIVITIES.  Altisource will perform initial janitorial service on all vacant or abandoned properties to ensure all components of the property are presentable.  Altisource will also provide miscellaneous preservation items such as battery replacement, carbon monoxide and/or smoke detector installation and monthly sales cleaning for vacant or abandoned properties.

4.5.10.           CASH-FOR-RELOCATION AND EVICTION SERVICES.  Altisource will support Cash-for-Relocation and eviction efforts for occupants to vacate the property and surrender access, including meeting occupants to complete required forms, supporting Cash-for-Relocation negotiations and attending eviction hearings and eviction lockouts.

4.5.11.           CASH-FOR-REDEMPTION SERVICES.  Altisource will support Cash-for-Redemption efforts for occupants to vacate the property, waive redemption rights and surrender access, including meeting occupants to complete required forms and supporting Cash-for-Redemption negotiations.

4.5.12.           CODE VIOLATION MANAGEMENT AND MITIGATION.  Where code violations exist for vacant and abandoned properties and Altisource has been provided notice of violations, Altisource will manage and mitigate code violations as well as negotiate code violation fines on behalf of Residential.

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4.5.13.           MANAGEMENT OF UTILITIES AND HOA.  Altisource will provide utility activation and management for gas and electric utilities, and meet service providers where required to activate utilities for vacant property held by Residential.  Altisource will also ensure that any Home Owners Association (“HOA”) fees are paid until sale of the property is completed.

4.5.14.           MARKETING SIGNS.  Altisource will install marketing signs, provide front view pictures and remove signage upon sales close.

5.                                      FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Property Preservation and Inspection Services as set forth on that certain Property Preservation and Inspection Services Fee Schedule, which is attached to the Fee Letter as Schedule B-3.

6.                                      PERFORMANCE STANDARDS.

6.1.                            WORKMANLIKE MANNER. All Property Inspection Services and Property Preservation Services pursuant to the terms of this Agreement will be performed in a thorough and workmanlike manner in compliance with applicable FHA standards and in compliance with applicable federal, state and local law.

6.2.                            STANDARD TURN TIMES.

6.2.1.                  PROPERTY INSPECTION SERVICES.  Altisource will complete at least 90% of all orders placed within a calendar month for Property Inspection Services requested pursuant to this SOW within the following standard turn times.

Activity	Standard (Business Days)
Occupancy Inspection	3 days
Initial REO Inspection	5 days
Monthly REO Inspection	5 days
Other Inspections	Quote
Vacant, Rental or Other Property Registration Service Charge	15 days

6.2.2.                  PROPERTY PRESERVATION SERVICES.  Altisource will complete at least 90% of all orders placed within a calendar month for Property Preservation Services requested pursuant to this SOW within the following standard turn times.

Activity	Standard (Business Days)
Securing
Initial Securing with Approved Lock	5 days
Lock Change/Entry Lock/Securing	5 days
Lock Box	5 days
Padlock	5 days
Dead Bolt	5 days
Sliding Door Secure/Slider Lock	5 days
Window Lock	5 days
Patio Door	5 days
Boarding
Boarding Small Opening	5 days
Boarding Medium Opening	5 days
Boarding Large Opening	5 days
Boarding Sliding Glass or Double Door	5 days
Boarding Single Car Garage Door	5 days

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Boarding Double Car Garage Door	5 days
Boarding (over 112 square feet)	Quote
Security Door with Hinges & Padlock/Hasp	5 days
Boarding Large Front Door	5 days
Winterization
Dry Winterization	15 days
Wet Winterization	15 days
De-Winterization	15 days
Winterization Re-check	15 days
Pump Out Water and Dry One-Time Only	Quote
Replace Sump Pump	5 days
Lawn Maintenance
Initial Grass Cut - Under 15,000 square feet	5 days
Initial Grass Cut - 15,001 square feet to 1 acre	5 days
Initial Grass Cut - Over 1 acre	Quote
Re-Cut Grass - Under 15,000 square feet	5 days
Re-Cut Grass - 15,001 square feet to 1 acre	5 days
Re-Cut Grass - Over 1 acre	Quote
Snow Removal - Under 15,000 square feet	5 days
Snow Removal - 15,001 square feet to 1 acre	5 days
Snow Removal - Over 1 acre	Quote
Tree or Shrub Trimming	5 days
Tree Removal	Quote
Weed Removal	Quote
Exterior Dry Leaves Removal	5 days
Other Landscaping	Quote
Pool Maintenance
Clean and Cover Pool	Quote
Maintain Swimming Pool (including chemicals and hardware)	Quote
Repair Pool	Quote
Remove Pool	Quote
Debris and Hazard Removal
Debris Removal	Quote
Automobile Removal	5 days
Tire Removal	5 days
Hazard Removal	Quote
Other Removal	Quote
Discoloration Remediation
Discoloration Remediation	Quote
Health and Life Safety Issue Remediation
Interior Repairs	Quote
Exterior Repairs	Quote

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Structural Repairs	Quote
Roof Repairs	Quote
Other Life Safety Remediation	Quote
Miscellaneous Preservation Activities
Initial Janitorial Service	5 days
Monthly Sales Cleaning	5 days
Battery Replacement	5 days
Carbon Monoxide Detector Installation	5 days
Smoke Detector Installation	5 days
Combination Carbon Monoxide/ Smoke Detector Installation	5 days
Cash-for-Relocation and Eviction Services
Meet and Greet (form completion)	5 days
Successful Completion of Cash-for-Relocation Negotiation	5 days
Eviction Hearing (vendor participation in court hearing)	Quote
Eviction Lockout	Quote
Cash-for-Redemption Services
Meet and Greet (form completion)	5 days
Successful Completion of Cash-for-Redemption Negotiation	5 days
Code Violation Management and Mitigation
Code Violation Management and Mitigation	Quote
Code Violation Fine Negotiation	N/A
Management of Utilities and HOA
Trip Charge if required to meet utility service provider at property	Per Utility
Utility Activation Service Charge (per utility)	15 days
Utility Payment (per invoice)	15 days
HOA Payment (per invoice)	15 days
Marketing Signs
Marketing Sign Installation	15 days
Remove Signage	15 days

7.                                      SPECIAL PROVISIONS.

NONE

8.                                      INTERPRETATION.

8.1.                            CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

8.2.                            CROSS-REFERENCES. Except for this Section 8 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

9.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW

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may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH SOW.

2.                                      This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Property Preservation and Inspection Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

3.                                      DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

3.1.                            CASH-FOR-REDEMPTION. The term “Cash-for-Redemption” means a program by which an occupant of real property is offered money in exchange for the occupant’s waiver of their statutory or equitable redemption rights and the occupant’s agreement to leave the real property voluntarily by an agreed upon deadline.

3.2.                            CASH-FOR-RELOCATION. The term “Cash-for-Relocation” means a program by which an occupant of real property is offered money in exchange for the occupant’s agreement to leave the real property voluntarily by an agreed upon deadline.

3.3.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

3.4.                            DELEGATED AUTHORITY MATRIX.  The term “Delegated Authority Matrix” means the matrix establishing the authorized amounts for defined Property Preservation and Inspection costs as well as an escalation process for approvals exceeding authorized amounts.

3.5.                            DISCOLORATION.  The term “Discoloration” means localized darkening of the original color of walls, carpet and other interior surfaces caused by accumulation of small particles that are present in the air of homes.  Examples of discoloration include particles from tobacco smoke, wood-burning smoke, dust from construction or household projects, and air-borne particles such as pollution, organic material and automotive exhaust.

3.6.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

3.7.                            HOA.  The term “HOA” means Home Owners Association, referring to the Home Owners Association associated with a specific REO property.  HOA may also refer to a Condominium Owners Association associated with a specific REO property.

3.8.                            MSA.  The term “MSA” has the meaning ascribed to in Section 2.

3.9.                            PERFORMANCE STANDARD.  The term “Performance Standard” means any quality standards, service level requirements, specifications and acceptance criteria as may be identified in an SOW.

3.10.                     RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

3.11.                     REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

3.12.                     SERVICES.  The term “Services” means the Property Preservation and Inspection Services.

3.13.                     SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

(VALUATION SERVICES)

SERVICES LETTER - SCHEDULE A-4

This Statement of Work (Valuation Services) (the “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIALCORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-4 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF VALUATION SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential, or any of Residential’s Affiliates, the Valuation Services for REO Properties as well as any other properties owned by Residential.

4.2.                            VALUATION PRODUCTS.  Altisource will provide Valuation Services for REO Properties based upon delivery of the following Valuation Products:

(a)                                 Appraisal (Form 1004)

(b)                                 BPO

(c)                                  Exterior (Form 2055)

(d)                                 Data

(e)                                  CMA

(f)                                   Hybrid Valuation

(g)                                  Desk Review

(h)                                 Forensic Review

(i)                                     Urgent Re-review

(j)                                    Non-urgent Re-review

4.3.                            VALUATION SERVICES FOR REO PROPERTIES.  Altisource will define specific business rules relating to the ordering of Valuation Products for REO Properties.

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4.4.                            STATE GOVERNED RULES.  It is not permissible to order a BPO in the states listed below.  Altisource will order an Exterior Appraisal (2055) or, with written approval, a Hybrid Valuation, in lieu of the BPO in the states listed below.

(a)                                       Alabama

(b)                                       Connecticut

(c)                                        Delaware

(d)                                       North Carolina

(e)                                        Pennsylvania

(f)                                         West Virginia

(g)                                        New Mexico

4.5.                            DATA RETENTION.  Altisource will receive all Valuation Service orders through a proprietary technology platform.  Altisource will store all received Valuation Service orders and completed Valuation Service products in the proprietary technology platform for one (1) year after fulfillment of the order.  Altisource will archive and store all received Valuation Service orders in accordance with Altisource’s document retention policies.  Altisource will deliver archived Valuation Services within five (5) business days of request from Residential.

5.                                      FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Valuation Services as set forth on that certain Valuation Services Fee Schedule, which is attached to the Fee Letter as Schedule B-4.

6.                                      PERFORMANCE STANDARDS.

6.1.                            TURNAROUND TIME.  Altisource will complete at least 90% of all orders placed within a calendar month for Valuation Products and Services requested within the projected turnaround time listed below:

Valuation Products and Services	Turnaround Time SLA
Appraisal (Form 1004)	15 Business Days

BPO	10 Business Days

Exterior (Form 2055)	10 Business Days

Data	By quote

CMA	15 Business Days

Hybrid Valuation	7 Business Days

Desk Review	By quote

Forensic Review	By quote

Urgent Re-review (Pending Sale/Management request)	2 Business Days

Non-urgent Re-review	7 Business Days

6.2.                            TURNAROUND TIME EFFORTS.  Altisource will continue in good faith to make efforts to reduce the turnaround time of the Valuation Services.  Altisource will not be responsible for meeting the turnaround times if the delay is due to any of the following reasons:

(a)                                 Property address issues;

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(b)                                 Property access issues; or

(c)                                  Property type or other key property characteristics that do not match between the applicable servicing system data and the BPO.

7.                                      SPECIAL PROVISIONS.

7.1.                            AFFILIATES.  Altisource is not a licensed appraisal management company and does not provide appraisal management services.  Where required by applicable law, Altisource will designate Springhouse, LLC or other licensed appraisal management company(ies), regardless of whether they are Affiliates of Altisource, at Altisource’s sole discretion, to provide any Services under this SOW constituting appraisal management services.

8.                                      INTERPRETATION.

8.1.                            CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

8.2.                            CROSS-REFERENCES. Except for this Section 8 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

9.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

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3

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

4

STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Valuation Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.                                      DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.                            APPRAISAL (FORM 1004).  The term “Appraisal (Form 1004)” means the completed appraisal of a property.  The Appraisal (Form 1004) includes a full exterior and interior appraisal, the estimated property value, and recent comparable sales and listings.  The Appraisal (Form 1004) is completed by a licensed appraiser or certified appraiser.  The completed appraisal is a FNMA 1004 form.

2.2.                            ASSET MANAGEMENT SOW.  The term “Asset Management SOW” means that certain Statement of Work (Asset Management Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-1.

2.3.                            BROKER’S PRICE OPINION (“BPO”).  The term “Broker’s Price Opinion” means the completed opinion of the property.  The BPO is determined by a basic exterior inspection of the property.  The BPO includes a description of the property’s exterior condition, three comparable active listings, three comparable sold properties and an estimated property value based on both normal and 30-day marketing times.

2.4.                            COMPARATIVE MARKET ANALYSIS (“CMA”).  The term “Comparative Market Analysis” means the description of the subject property’s interior and exterior condition, three comparable active listings, three comparable sold properties and an estimated value based on normal and 30-day marketing times. The CMA also includes an itemized list of recommended repairs.  The CMA is prepared by a Licensed Real Estate Agent.

2.5.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.6.                            DATA.  The term “Data” means the trained real estate analyst review of the BPO or CMA (provided by Residential or billed separately) and value reconciliation using information provided, including all prior Valuation Services stored by Residential along with limited use of external data sources.  Commentary is provided to support value conclusions.

2.7.                            DESK REVIEW.  The term “Desk Review” means the trained real estate analyst review of the BPO, CMA, Interior REO review, or third party origination appraisals.  Each review may include a single product or span multiple products.

2.8.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.9.                            EXTERIOR (FORM 2055).  The term “Exterior (Form 2055)” means the completed exterior drive-by appraisal of the property. The Exterior (Form 2055) appraisal is completed by a licensed or certified appraiser.  The Exterior (Form 2055) includes a description of the exterior conditions of the property, comparables of recent sales and listings and an estimated property value.  The completed Exterior (Form 2055) is a FNMA 2055 form.

2.10.                     FORENSIC REVIEW.  The term “Forensic Review” means the trained real estate analyst review of an original appraisal completed within the last two (2) years. In conducting the Forensic Review, the trained real estate analyst retrieves comparable sales from the time of origination and compares with those provided on the original report. The Forensic Review is used to determine whether the original appraisal was inadequately completed and the value was not accurately representative of the property at the time of origination.

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2.11.                     HYBRID VALUATION.  The term “Hybrid Valuation” means the trained real estate analyst adjusted Automated Valuation Model (“AVM”).  The trained real estate analyst will review one or more AVMs, review the current REO Inspection Report (as that term is defined in the Property Preservation and Inspection Services SOW) and reconcile those reports with previous valuations (if available), adjusting the AVM data to reflect Residential guidelines and specifications, resulting in an adjusted AVM estimate of value (Hybrid Valuation).  The REO Inspection Report must reflect the interior condition of the property for REO properties.

2.12.                     INTERIOR REO REVIEW.  The term “Interior REO Review” means the 2nd level interior review of the condition of a REO property.

2.13.                     MSA.  The term “MSA” has the meaning ascribed to in Section 2 of the SOW.

2.14.                     NON-URGENT RE-REVIEW.  The term “Non-urgent Re-review” means the requested non-urgent re-review of a Valuation Product.

2.15.                     PERFORMANCE STANDARD.  The term “Performance Standard” means any quality standards, service level requirements, specifications and acceptance criteria as may be identified in an SOW.

2.16.                     PROPERTY PRESERVATION AND INSPECTION SERVICES SOW.  The term “Property Preservation and Inspection Services SOW” means that certain Statement of Work (Property Preservation and Inspection Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-3.

2.17.                     RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.18.                     REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

2.19.                     SERVICES.  The term “Services” means the Valuation Services.

2.20.                     SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1 of the SOW.

2.21.                     URGENT RE-REVIEW.  The term “Urgent Re-review” means the requested urgent re-review of a Valuation Product.

2.22.                     VALUATION PRODUCTS.  The term “Valuation Products” means those services described in Section 4.2 of the SOW.

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2

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

3

STATEMENT OF WORK

(ACQUISITION AND SALES SUPPORT SERVICES)

SERVICES LETTER - SCHEDULE A-5

This Statement of Work (Acquisition and Sales Support Services) (the “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-5 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF ACQUISITION AND SALES SUPPORT SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential and any of Residential’s Affiliates, the Acquisition and Sales Support Services for REO Properties.

4.2.                            ACQUISITION SERVICES.

4.2.1.                  NON-BULK PURCHASES.  Altisource will act on behalf of Residential as a licensed real estate buyer’s agent for Non-Bulk Purchases, or will refer a qualified real estate buyer’s agent for the acquisition of REO properties, including performance as Residential’s chosen closing agent.  Other Acquisition Services may include valuation of properties as requested, diligence on servicer requirements and development of market assessments.

4.2.2.                  BULK PURCHASES.  Altisource will provide Acquisition Services for Bulk Purchases which may include but are not limited to assessment of potential market rent, determination of repair cost factors for structure age and location of assets and assessment of various other timeline and cost factors (e.g., foreclosure, eviction and redemption) based on asset location.

4.3.                            SALES SUPPORT SERVICES.  Altisource will act on behalf of Residential as a licensed real estate seller’s agent, or will refer a qualified real estate seller’s agent for the marketing and sale of REO properties.

4.3.1.                  LISTING.  Altisource will list the property in the local MLS in accordance with MLS guidelines and with Residential-approved pricing methodology.

4.3.2.                  MARKETING.  Altisource will immediately market properties taking actions including, but not limited to:

(a)                                 Arranging advertising and cooperating fully with other brokers;

(b)                                 Placing access devices on the property;

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(c)                                  Placing “for sale” signs on the property; and

(d)                                 Posting properties on the Altisource online portal.

Residential shall not be obligated to pay any costs for marketing unless prior approval is obtained from Residential.

4.3.3.                  OFFER GUIDELINES.  Altisource will ensure prospective buyers and buyers’ agents are aware that all offers will be submitted online through the Altisource online portal.

4.3.4.                  CONTRACTS.  Altisource will ensure that all contracts for the sale of REO Property will:

(a)                                 Be executed using Altisource’s standard Purchase and Sale Agreement (PSA); and

(b)                                 Identify the seller, as Altisource Residential, L.P.

4.3.5.                  PROPERTY CONDITION.  Altisource will ensure that the PSA expressly states that Residential makes no representations or warranties as to the condition of the property, improvements or appurtenances and that the property is sold “as is-where is.” All standard or preprinted warranties and representations concerning property condition will be deleted.

4.3.6.                  EARNEST MONEY.  Earnest money will be held by the negotiated closing agent or the licensed Altisource Affiliate (where applicable) in an amount that is consistent with current Altisource REO sales policy.  Except as may otherwise be required by applicable law, each sales contract will provide that in the event of default by purchaser, earnest money will be forfeited in full and the entire amount paid to Residential immediately upon demand.

4.3.7.                  CLOSING.  Altisource will execute all PSA documents on behalf of Residential by and through the authority granted them by Residential.

5.                                      FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Acquisition and Sales Support Services as set forth on that certain Acquisition and Sales Support Services Fee Schedule, which is attached to the Fee Letter as Schedule B-5.

6.                                      PERFORMANCE STANDARDS.

LISTINGS.  Altisource will list at least 98% of all REO Properties received within a calendar month in their respective MLS within four (4) Business Days of executing the listing agreement. This Performance Standard will apply to the initial listing as well as any changes or amendments to the initial listing. .

7.                                      SPECIAL PROVISIONS.

AFFILIATES.  Altisource is not a licensed real estate broker and does not provide real estate brokerage services. Where required by applicable law, Altisource will designate a licensed real estate broker, regardless of whether that broker is an Affiliate of Altisource, at Altisource’s sole discretion, to provide any Services under this SOW constituting real estate brokerage services.

8.                                      INTERPRETATION.

8.1.                            CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

8.2.                            CROSS-REFERENCES. Except for this Section 8 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

9.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

2

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

3

STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Acquisition and Sales Support Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.                                      DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.                            ACQUISITION SERVICES.  The term “Acquisition Services” means those services provided by Altisource, Altisource’s Affiliates, or referral brokers that facilitate Residential in the acquisition of REO properties.

2.2.                            BULK PURCHASE.  The term “Bulk Purchase” means the purchase of more than 50 (fifty) assets in a single transaction from the same seller or seller group.

2.3.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.4.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.5.                            MLS.  The term “MLS” means Multiple Listing Service.

2.6.                            MSA.  The term “MSA” has the meaning ascribed to in Section 2.

2.7.                            NON-BULK PURCHASE.  The term “Non-Bulk Purchase” means the purchase of 50 (fifty) assets or less in a single transaction from the same seller or seller group.

2.8.                            PERFORMANCE STANDARD.  The term “Performance Standard” means any quality standards, service level requirements, specifications and acceptance criteria as may be identified in an SOW.

2.9.                            RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.10.                    REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

2.11.                     SALES SUPPORT SERVICES.  The term “Sales Support Services” means those services provided by Altisource, Altisource’s Affiliates, or referral brokers that facilitate Residential in the marketing and sale of REO properties or other properties owned by Residential.

2.12.                     SERVICES.  The term “Services” means the Acquisition and Sales Support Services.

2.13.                     SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:	ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION	ALTISOURCE SOLUTIONS S.À R.L.

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By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

2

STATEMENT OF WORK

(INSURANCE SERVICES)

SERVICES LETTER - SCHEDULE A-6

This Statement of Work (Insurance Services) (the “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-6 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF INSURANCE SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential and any of Residential’s Affiliates, with regard to all properties owned or serving as collateral for loans owned by Residential, the following Insurance Services:

4.2.                            TITLE SERVICES.  For all sales of real property by Residential or acquisitions of real property by Residential, Altisource will provide the following title services, unless otherwise required by the applicable contract governing that transaction:

(a)                                 Provide REO title searches;

(b)                                 Provide preliminary title reports and commitments;

(c)                                  Review preliminary title commitment and grade title report to reflect title issues, if any;

(d)                                 Clear title issues which might potentially delay asset disposition and perform title curative work throughout the property marketing and closing processes; and

(e)                                  Issue owner’s and lender’s title insurance commitments and policies, including endorsements and short form policies as well as mortgage modification guarantees and other forms of title insurance.

4.3.                            SETTLEMENT SERVICES.  For all sales or acquisitions involving REO Properties, Altisource will provide closing, escrow and settlement services (for buyer, seller or both as applicable for each transaction) including, but not limited to:

(a)                                 Serve as closing agent for all contracts for the purchase or sale of REO Properties by Residential, unless otherwise required by the applicable contract governing that transaction, and, in that capacity, manage and coordinate the close of escrow, including timely disbursement of seller’s proceeds; and

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(b)                                 Prepare and review closing documentation, including preparation of the deed where permitted by law, review of the HUD-1 statement and all other documents required for closing.

4.4.                            PROGRAM MANAGEMENT SERVICES.  Altisource will provide Program Management Services related to the design, development and placement of a corporate insurance program through licensed intermediaries with qualified insurers for Residential’s property and casualty insurance needs, as illustrated by the specimen insurance program report shown immediately below.

Schedule A	Specimen Insurance Program

#	Description	Effective	Expiration	Premium*	Policy Number	Carrier	Financial Strength Rating	Issuer Credit Rating	Limits	Deductibles
1	Errors & Omissions (incl Cred. Coll.)						A+/stable	aa/stable	$10,000,000	$100,000
2	Fiduciary						A+/stable	aa-/positive	$3,000,000	$10,000
3	Special Crime						A/stable	a/stable	$10,000,000	$—
4	Directors & Officers						A/stable	a/stable / a+/stable	$10,000,000	$100k/$250k/$75k
5	Crime (3 year pol w/equal ann. install)						A+/stable	aa-/stable	$10,000,000	$25,000
6	Package (Property & General Liability)						A++/stable	aa+/stable	[$ MM] per occurrence	$—
7	Business Auto						A++/stable	aa+/stable	$1,000,000	$1,000 Comp/Collision
8	Workers’ Compensation						A++/stable	aa+/stable	$1,000,000 EL Limit	$—
9	Foreign Package						A/stable	a/stable	Various	Various
10	Umbrella Liability						A/stable	a/stable	$25,000,000	$10,000

*includes taxes and fees

Altisource will ensure that all Program Management Services provided are in accordance with Residential’s guidelines and meet regulatory requirements.  As part of the Program Management Services, Altisource will provide:

4.4.1.                  SPECIALTY PROPERTY INSURANCE SERVICES.

Altisource will coordinate, manage, structure, and generally administer all aspects of Residential’s specialty property insurance program, including hazard insurance, wind insurance, flood insurance and liability insurance relating to  Rental Properties and REO Properties, both residential and commercial, as may be required.

4.4.2.                  STANDARD PROPERTY AND CASUALTY INSURANCE SERVICES (INCLUDING SURETY BONDING AND E&O INSURANCE)

Altisource will manage, arrange, structure, coordinate and review all insurance coverage required by Residential as notified by Residential from time to time including:

(a)                                 Property insurance for owned or leased properties;

(b)                                 Workers Compensation;

(c)                                  Surety Bonds; and

(d)                                 E&O insurance.

4.4.3.                  CLAIMS MANAGEMENT AND LOSS MITIGATION SERVICES.

Altisource will provide Residential with claims management and loss mitigation services including, but not limited to:

(a)                                 Monitoring claims filed with insurers;

(b)                                 Providing data and information to underwriters, brokers and insurance regulators, as required; and

(c)                                  Providing services necessary for filing claims against mortgage insurers when Residential is the servicer of defaulted borrowers with private mortgage insurance.

4.4.4.                  OTHER INSURANCE SERVICES

Altisource will provide other insurance services as requested by Residential from time to time including direct marketing and targeted outreach to loan accounts serviced by Residential in order to offer insurance products and services.

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5.                                      FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Insurance Services as set forth on that certain Insurance Services Fee Schedule, which is attached to the Fee Letter as Schedule B-6.

3

6.                                      SPECIAL PROVISIONS.

6.1.                            AFFILIATES.  Altisource is not a licensed insurance provider and does not provide licensed insurance services.  Where required by applicable law, Altisource will designate one of its licensed Affiliates or a third party licensed insurance provider, at Altisource’s sole discretion, to provide any Services under this SOW constituting licensed insurance services.  In certain cases, Altisource will engage other licensed title entities and attorneys as a sub-servicer, as applicable to provide required services.

7.                                      INTERPRETATION.

7.1.                            CONTROLLING PROVISIONS.  Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

7.2.                            CROSS-REFERENCES.  Except for this Section 7 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

8.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

4

STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Insurance Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.                                      DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.2.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.3.                            MSA.  The term “MSA” has the meaning ascribed to in Section 2 of the SOW.

2.1.                            RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.2.                            REO PROPERTIES.  The term “REO Properties” means real properties owned by Residential but not active in Residential’s rental program.

2.3.                            SERVICES.  The term “Services” means the Insurance Services.

2.4.                            SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1 of the SOW.

2.5.                            TRUSTEE SALE GUARANTEE (TSG).  The terms “Trustee Sale Guarantee” and “TSG” are interchangeable and mean a title guarantee issued at the start of foreclosure.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

(LEASING AND PROPERTY MANAGEMENT SERVICES)

SERVICES LETTER - SCHEDULE A-7

This Statement of Work (Leasing and Property Management Services) (this “SOW”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH SERVICES LETTER.

This SOW is attached to, and incorporated into, that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”) as Schedule A-7 to the Services Letter.  Neither the Services Letter nor this SOW shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This SOW is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This SOW shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Definitions of certain capitalized terms used in this SOW are contained in Exhibit 1 to this SOW, attached hereto and incorporated herein by this reference.  Any capitalized term not defined in this SOW, including any exhibits to this SOW, shall have the meaning given that term in the MSA.

4.                                      SERVICES.

4.1.                            PROVISION OF LEASING AND PROPERTY MANAGEMENT SERVICES.  Subject to the terms and conditions of the MSA, Altisource shall provide, or cause to be provided, to Residential and any of Residential’s Affiliates, the Leasing and Property Management Services with regard to Rental Properties owned by Residential.

4.2.                            LEASING SERVICES.

4.2.1.                  MARKET RENTAL PROPERTY. Altisource will generate leads for qualified Tenants, which may include development and placement of appropriate advertising on the online marketing site, internet listing services and other online outlets, as well as placement of physical marketing signs on the Rental Property and surrounding area as appropriate.

4.2.2.                  SHOW RENTAL PROPERTY.  Altisource will respond to inquiries from prospective Tenants and show the Rental Property as required to generate applications from interested prospective Tenants.

4.2.3.                  QUALIFY TENANT.  Altisource will process Tenant rental applications and background checks and analyze results versus Residential-approved Tenant Qualifications to qualify Tenants to lease Rental Property.

4.2.4.                  LEASE PROPERTY.  Based on results of qualifying the Tenant, Altisource will accept or deny Tenant’s application for housing, consistent with local, state and federal regulations; provide appropriate lease documents and addenda; negotiate on behalf of Residential as to required rent amount, acceptance of pets or any other conditions as may exist; execute the lease with Tenant; and collect security deposit and first month’s rent.  Altisource will also negotiate with Tenant to renew Tenant’s lease for an additional term.

4.2.5.                  COORDINATE MOVE-IN.  Altisource will coordinate move-in date with accepted Tenants to minimize vacant time, providing appropriate standard property and local information as necessary to facilitate smooth transition.  Altisource will perform a walk-through of the Rental Property with the Tenant to confirm

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condition of the Rental Property for the security deposit, hand—over the keys, and confirm acceptance and understanding of the lease and any stipulations.

4.2.6.                  MANAGE SECURITY DEPOSIT.  Altisource will accept, deposit, record, manage, report and disburse Tenant’s security deposits as required by applicable law and regulation.

4.2.7.                  PERFORM MOVE-OUT INSPECTION.  Altisource will coordinate with Tenant to perform move-out inspection of the Rental Property to assess physical condition of the Rental Property and identify appropriate fees to deduct from the security deposit to repair any Tenant-caused damage in excess of normal wear and tear.  Altisource will collect keys from Tenant and remit balance of the Tenant security deposit within locally required timelines, not to exceed thirty (30) days.

4.3.                            PROPERTY MANAGEMENT SERVICES.

4.3.1.                  COLLECT RENT.  Altisource will utilize appropriate technology to accept monthly payment of rent by Tenant, as well as other fees and expenses due from Tenant.  Altisource will collect rent and assess late fees in accordance with approved policies and consistent with local, state and federal guidelines.

4.3.2.                  MANAGE EVICTIONS.  In the event of non-payment of rent by Tenant, Altisource will serve notice and manage Tenant eviction processes as required and in accordance with applicable local, state and federal regulations.

4.3.3.                  RESPOND TO TENANT INQUIRIES.  Altisource will receive and respond to Tenant inquiries as appropriate through an online Tenant portal and/or call center 24 hours per day, 7 days per week for emergencies and 8:30 am to 7:00 pm, local property time, Monday through Friday for non-emergencies.  Response times will vary based on the nature and urgency of the Tenant request.

4.3.4.                  MAINTAIN PROPERTY.  Altisource will maintain Rental Property in good repair, according to a Residential approved Preventative Maintenance Plan, and respond to Tenant repair requests according to the Residential approved Preventative Maintenance Plan on a timely basis per target resolution timelines.  Altisource will make reasonable commercial efforts to minimize total overall cost of maintaining Rental Property based on Residential Customer Design Specifications and Delegated Authority Matrix for approval of repairs.  In the event estimated repairs exceed pre-authorized amounts per the Delegated Authority Matrix, Altisource will follow the Defined Escalation Process for approval.

4.3.5.                  PERFORM ROUTINE MAINTENANCE.  Altisource will perform routine maintenance as defined by Residential, to include bi-annual maintenance of Heating Ventilation and Air Conditioning (HVAC) systems as well as bi-annual quality assurance checks to assess the physical condition of the Rental Property and identify any significant unreported repairs or deferred maintenance issues.

4.3.6.                  MANAGE UNIT TURNOVER.  Upon Notice of Intent to Vacate by Tenant, or vacancy due to eviction, Altisource will define an appropriate scope of work for unit turnover, including long term capital improvements, deferred maintenance items, repair of Tenant damage and other items as appropriate to return the Rental Property to a marketable condition similar to the start of the prior lease.  Upon Tenant move-out, Altisource will perform Unit Turnover maintenance as quickly as possible based on the scope of work to minimize time Rental Property is unavailable for occupancy.

5.                                      FEES.

Altisource shall charge, and Residential agrees to pay, the Fee for the Leasing and Property Management Services as set forth on that certain Leasing and Property Management Services Fee Schedule, which is attached to the Fee Letter as Schedule B-7.

6.                                      SPECIAL PROVISIONS.

AFFILIATES.  Altisource is not a licensed real estate broker and does not provide real estate brokerage services.  Where required by applicable law, Altisource will designate a licensed real estate broker, regardless of whether that broker is an Affiliate of Altisource, at Altisource’s sole discretion, to provide any Services under this SOW constituting real estate brokerage services.

7.                                      INTERPRETATION.

7.1.                            CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

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NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

7.2.                            CROSS-REFERENCES. Except for this Section 7 and any other instance which refers to a specific Section of the SOW or the Exhibit(s), all references to the SOW are deemed to refer to the SOW as supplemented by the Exhibit(s).

8.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Schedule may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This Fee Schedule may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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STATEMENT OF WORK

EXHIBIT 1

(DEFINITIONS)

1.                                      INTEGRATION WITH SOW.

This “Exhibit 1” (“Exhibit 1”) is attached to, and incorporated into, that certain Statement of Work (Leasing and Property Management Services), dated as of December 21, 2012, by and between Altisource Solutions S.á r.l. (“Altisource”) and Altisource Residential Corporation, a Maryland corporation (“Residential”) (the “SOW”).  Neither the SOW nor this Exhibit 1 shall be construed or interpreted without the other.

2.                                      DEFINITIONS.

For purposes of the SOW, the following defined terms shall have the meanings set forth in this Section.  Unless otherwise defined in this SOW, capitalized terms used herein shall have the meanings ascribed to them in the MSA.

2.1.                            CONTRACT DATE.  The term “Contract Date” means December 21, 2012.

2.2.                            CUSTOMER DESIGN SPECIFICATIONS.  The term “Customer Design Specifications” means the Residential defined and maintained standard specifications of key materials, fixtures and finishes to be used in the renovation of properties.  Modifications to the Customer Design Specifications will only affect properties with renovation work commencing after Residential notifies Altisource of such modifications.

2.3.                            CUSTOMER FINISHED PROPERTY CRITERIA.  The term “Customer Finished Property Criteria” means the Residential defined and maintained minimum acceptable criteria for all finished renovated properties. Modifications to the Customer Finished Property Criteria will only affect properties with renovation work commencing after Residential notifies Altisource of such modifications.

2.4.                            DEFINED ESCALATION PROCESS.  The term “Defined Escalation Process” means the process establishing the level of approval required for renovation and repair costs exceeding pre-approved limits.

2.5.                            DELEGATED AUTHORITY MATRIX.  The term “Delegated Authority Matrix” means the matrix establishing the authorized amounts for renovation and repair costs as well as an escalation process for approvals exceeding authorized amounts.

2.6.                            EFFECTIVE DATE.  The term “Effective Date” means December 21, 2012.

2.7.                            MSA.  The term “MSA” has the meaning ascribed to in Section 2.

2.8.                            NOTICE OF INTENT TO VACATE.  The term “Notice of Intent to Vacate” refers to a formal document with which a Tenant notifies Altisource of their intent to not renew their lease and vacate the Rental Property upon expiration of the lease.

2.9.                            PREVENTATIVE MAINTENANCE PLAN.  The term “Preventative Maintenance Plan” means the plan establishing preventative maintenance guidelines for Rental Properties.

2.10.                     RENTAL PROPERTY.  The term “Rental Property” means the real property owned by Residential which is active in Residential’s rental property program, indicated by an active status in the Propertyware system.

2.11.                     SERVICES.  The term “Services” means the Leasing and Property Management Services.

2.12.                     SERVICES LETTER.  The term “Services Letter” has the meaning ascribed to in Section 1.

2.13.                     TENANT.  The term “Tenant” means a person with a bona fide lease who occupies a Residential Rental Property.

2.14.                     TENANT QUALIFICATIONS.  The term “Tenant Qualifications” means the criteria approved by Residential to qualify potential Tenants to lease Residential Rental Property.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date: December 21, 2012		Date: December 21, 2012

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Altisource Residential

Re:  Fee Letter

Ladies and Gentlemen:

Reference is made to the Master Services Agreement dated December 21, 2012, as amended, modified or supplemented from time to time (the “MSA”), by and between Altisource Solutions S.àr.l. (“Altisource”) and Altisource Residential Corporation (“Residential”).  This letter constitutes a Fee Letter as contemplated in Section 4.1 of the MSA.

As compensation for each Service, as set forth in that separate Services Letter between Altisource and Residential of even date herewith (the “Services Letter”), Residential agrees to pay Altisource the corresponding amount set forth in Schedules B-1 to B-7 (collectively, “Schedule B”) hereto, respectively, in accordance with the terms and provisions of the MSA, the Services Letter and Schedule B, as applicable.

Altisource and Residential each agree that neither will disclose this Fee Letter or the concerns hereof, except (a) to the extent necessary to comply with the law or any legal process or the requirements of any governmental authority or of any securities exchange on which securities of the disclosing party or any affiliate of the disclosing party are listed or traded, (b) as part of normal reporting or review procedures to governmental authorities, and (c) in order to enforce our respective rights under the MSA in a legal proceeding.

Please confirm that the foregoing is in accordance with your understanding by signing and returning the enclosed copy of this letter.

Very truly yours,

ALTISOURCE SOLUTIONS S.À R.L.

By	/s/ William B. Shepro
Name:	William B. Shepro
Title:	Manager

ALTISOURCE RESIDENTIAL CORPORATION

By	/s/ Ashish Pandey
Name:	Ashish Pandey
Title:	Chief Executive Officer

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FEE SCHEDULE

(ASSET MANAGEMENT SERVICES)

FEE LETTER - SCHEDULE B-1

This Fee Schedule (Asset Management Services) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS,  Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”); and

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Asset Management Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-1 (the “Asset Management SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-1 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in the MSA, the Asset Management SOW or the Fee Letter, as applicable.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Asset Management Services as set forth in the Asset Management SOW, fees as defined below.

4.1.1.                  ASSET MANAGEMENT SERVICES FEE.  Residential will pay equal to the greater of: (i) *; or (ii) *.  Residential will pay this fee to Altisource at the closing of the sale of the applicable real property by authorizing the closing agent to deduct this Fee from the seller’s proceeds on the HUD-1 settlement statement. This Asset Management Services Fee is separate and exclusive of fees due under other SOWs.

4.1.2.                  PROPERTY TAX MANAGEMENT SERVICES FEE.  In addition to the Asset Management Services Fee set forth in Section 4.1.1 above, Altisource shall also charge, and Residential agrees to pay, as compensation for the Property Tax Management Services as set forth in the Asset Management SOW, a fee equal to *, as well as a fee equal to *.

4.1.3.                  PRE-RENTAL EVICTION SERVICES FEE.  Altisource shall charge, and Residential agrees to pay, as compensation for the Eviction Services as set forth in the Asset Management SOW, a * fee of * to manage the Eviction Services for occupied REO Properties that then become Rental Properties.  *.

4.2.                        AFFILIATE INVOICING.  In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Asset Management SOW; and

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

5.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same Fee Letter. This Fee Letter may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

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FEE SCHEDULE

(RENOVATION SERVICES)

FEE LETTER - SCHEDULE B-2

This Fee Schedule (Renovation Services) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”); and

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Renovation Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-2 (the “Renovation SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-2 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in the MSA, the Asset Management SOW or the Fee Letter, as applicable.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Renovation Services as set forth in the Renovation SOW, fees as defined below.

4.1.1.                  INITIAL SCREENING ASSESSMENT.  * per Assessment.

4.1.2.                  RENOVATION ESTIMATE ASSESSMENT.  * per Assessment in addition to *.

4.1.3.                  PROPERTY ONBOARDING ASSESSMENT.  * per Assessment.

4.1.4.                  PROPERTY RENOVATION SERVICES.  A Renovation Management fee of * will be charged for the completion of the Property Renovation Services. The Renovation Management fee will be payable on the Turnover to Leasing.

4.2.                        AFFILIATE INVOICING. In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Renovation SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.3.                            PAYMENT.

4.3.1.                  RENOVATION RESERVE FUND.  Altisource will establish a Renovation Reserve Fund.  The Renovation Reserve Fund will be used to pay for all forecast property assessment and renovation fees and expenses under the Final Scope of Work.  Residential will maintain a minimum balance in the Renovation Reserve Fund sufficient to pay 110% of all forecast renovation and assessment fees and expenses each month based on new property volumes and financial model estimates.  Residential will remit to Altisource by wire transfer sufficient funds to resolve any Renovation Reserve Fund deficit in monthly forecast expenses on the first business day of each month.  Altisource will remit to Residential by wire transfer sufficient funds to resolve any Renovation Reserve Fund surplus in monthly forecast expenses on the first business day of each month.

4.3.2.                  DEDUCTION FROM RENOVATION RESERVE FUND.  Residential hereby grants Altisource the authority to deduct from the Renovation Reserve Fund amounts needed for:

(a)                                 Standard Renovation Services fees;

(b)                                 Altisource’s out-of-pocket expenses for all materials, contractor fees and other expenses, including Change Orders, Altisource incurs under the Final Scope of Work; and

(c)                                  Altisource’s out-of-pocket expenses incurred by permit and inspection fees, including required permits, third party inspections and other expenses related to the renovation that are necessary to renovate the property within the time frame under the Final Scope of Work.

4.3.3.                  ACCOUNTING.  Altisource will provide to Residential a detailed monthly accounting of funds received and disbursed from the Renovation Reserve Fund. Altisource will provide the accounting to Residential no later than thirty (30) days after the end of each month.

5.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same Fee Letter. This Fee Letter may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

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FEE SCHEDULE

(PROPERTY PRESERVATION AND INSPECTION SERVICES)

FEE LETTER - SCHEDULE B-3

This Fee Schedule (PROPERTY PRESERVATION AND INSPECTION SERVICES) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”);

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Property Preservation and Inspection Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-3 (the “Property Preservation and Inspection SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-3 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule, including any exhibits to this Fee Schedule, shall have the meaning given that term in either the MSA, the Property Preservation and Inspection SOW or the Fee Letter.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Property Preservation and Inspection Services, as set forth in the Property Preservation and Inspection SOW, fees as defined below or quoted upon request.  All quotes for Property Inspection Services and Property Preservation Services include *.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.1.1.                  PROPERTY INSPECTION SERVICES.

Activity	Fee Per Activity
Occupancy Inspection	*
Initial REO Inspection	*
Monthly REO Inspection	*
Other Inspections	*
Vacant, Rental or Other Property Registration Service Charge	*

4.1.2.                  PROPERTY PRESERVATION SERVICES.

Activity	Fee Per Activity
Securing
Initial Securing with Approved Lock	*
Lock Change/Entry Lock/Securing	*
Lock Box	*
Padlock	*
Dead Bolt	*
Sliding Door Secure/Slider Lock	*
Window Lock	*
Patio Door	*
Boarding
Boarding Small Opening	*
Boarding Medium Opening	*
Boarding Large Opening	*
Boarding Sliding Glass or Double Door	*
Boarding Single Car Garage Door	*
Boarding Double Car Garage Door	*
Boarding (over 112 square feet)	*
Security Door with Hinges & Padlock/Hasp	*
Boarding Large Front Door	*
Winterization
Dry Winterization	*
Wet Winterization	*
De-Winterization	*
Winterization Re-check	*
Pump Out Water and Dry One-Time Only	*
Replace Sump Pump	*
Lawn Maintenance
Initial Grass Cut - Under 15,000 square feet	*
Initial Grass Cut - 15,001 square feet to 1 acre	*
Initial Grass Cut - Over 1 acre	*

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Re-Cut Grass - Under 15,000 square feet	*
Re-Cut Grass - 15,001 square feet to 1 acre	*
Re-Cut Grass - Over 1 acre	*
Snow Removal - Under 15,000 square feet	*
Snow Removal - 15,001 square feet to 1 acre	*
Snow Removal - Over 1 acre	*
Tree or Shrub Trimming	*
Tree Removal	*
Weed Removal	*
Exterior Dry Leaves Removal	*
Other Landscaping	*
Pool Maintenance
Clean and Cover Pool	*
Maintain Swimming Pool (including chemicals and hardware)	*
Repair Pool	*
Remove Pool	*
Debris and Hazard Removal
Debris Removal	*
Automobile Removal (per automobile)	*
Tire Removal (per tire)	*
Hazard Removal	*
Other Removal	*
Discoloration Remediation
Discoloration Remediation	*
Health and Life Safety Issue Remediation
Interior Repairs	*
Exterior Repairs	*
Structural Repairs	*
Roof Repairs	*
Other Life Safety Remediation	*
Miscellaneous Preservation Activities
Initial Janitorial Service	*
Monthly Sales Cleaning	*
Battery Replacement	*
Carbon Monoxide Detector Installation	*
Smoke Detector Installation	*
Combination Carbon Monoxide/ Smoke Detector Installation	*
Cash-for-Relocation and Eviction Services
Meet and Greet (form completion)	*

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

3

Successful Completion of Cash-for-Relocation Negotiation	*
Eviction Hearing (vendor participation in court hearing)	*
Eviction Lockout	*
Cash-for-Redemption Services
Meet and Greet (form completion)	*
Successful Completion of Cash-for-Redemption Negotiation	*
Code Violation Management and Mitigation
Code Violation Management and Mitigation	*
Code Violation Fine Negotiation	*
Management of Utilities and HOA
Trip Charge if required to meet utility service provider at property	*
Utility Activation Service Charge (per utility)	*
Utility Payment (per invoice)	*
HOA Payment (per invoice)	*
Marketing Signs
Marketing Sign Installation	*
Remove Signage	*

4.2.                            CANCELLATION OF ORDERS.  Residential may cancel a property preservation order at no charge provided that the property preservation service was not an accepted contract order on the proprietary platform.  Any cancelled contract order in the proprietary platform will be paid in its entirety.  Altisource shall provide pictures showing work performed as verification.

4.3.                           AFFILIATE INVOICING. In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Property Preservation and Inspection SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

5.                                      INTERPRETATION.

CONTROLLING PROVISIONS.  Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions of this Fee Schedule are either (i) in addition to the terms of the MSA; or (ii) to the extent that this Fee Schedule is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

SECTION 4.3 OF THIS FEE SCHEDULE SHALL SUPPLEMENT SECTIONS 2.6 AND 4.4 OF THE MSA.

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

6.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Schedule may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same Fee Schedule. This Fee Schedule may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

4

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

5

FEE SCHEDULE

(VALUATION SERVICES)

FEE LETTER - SCHEDULE B-4

This Fee Schedule (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”);

WHEREAS, this Fee Schedule sets forth the specific compensation due Altisource by Residential as compensation for the Services Altisource provides Residential in accordance with that certain Statement of Work (Valuation Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-4 (the “Valuation SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-4 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in either the MSA or the Valuation SOW.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Valuation Services, as set forth in the Valuation SOW, Fees as defined below.

4.1.1.                                          PRE-DETERMINED FEES.  Pre-determined fees are listed in Exhibit 1 to this Fee Schedule.

4.1.2.                                          FEES DETERMINED BY QUOTE.  The following fees will be determined by quote:

(a)         Desk Review;

(b)         Forensic Review;

(c)          Urgent Re-review; and

(d)         Non-urgent Re-review

4.2.                            AFFILIATE INVOICING. In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Valuation SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

5.                                      INTERPRETATION.

5.1.                            CONTROLLING PROVISIONS. Notwithstanding anything set forth in the MSA to the contrary, the Parties agree that the following provisions shall, in connection with Services provided pursuant to this SOW, either are (i) in addition to the terms of the MSA; or (ii) to the extent that this SOW is inconsistent with the terms of the MSA, then the terms of the MSA shall control to the extent of any conflict, unless noted below:

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NONE

All other terms and conditions as set forth in the MSA shall remain in full force and effect.

6.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

2

FEE SCHEDULE

EXHIBIT 1

Valuation Products

State	Appraisal (Form 1004)	BPO	Exterior (Form 2055)	Data	CMA	Hybrid
AK	*	*	*	*	*	*
AL	*	*	*	*	*	*
AR	*	*	*	*	*	*
AZ	*	*	*	*	*	*
CA	*	*	*	*	*	*
CO	*	*	*	*	*	*
CT	*	*	*	*	*	*
DC	*	*	*	*	*	*
DE	*	*	*	*	*	*
FL	*	*	*	*	*	*
GA	*	*	*	*	*	*
GU	*	*	*	*	*	*
HI	*	*	*	*	*	*
IA	*	*	*	*	*	*
ID	*	*	*	*	*	*
IL	*	*	*	*	*	*
IN	*	*	*	*	*	*
KS	*	*	*	*	*	*
KY	*	*	*	*	*	*
LA	*	*	*	*	*	*
MA	*	*	*	*	*	*
MD	*	*	*	*	*	*
ME	*	*	*	*	*	*
MI	*	*	*	*	*	*
MN	*	*	*	*	*	*
MO	*	*	*	*	*	*
MS	*	*	*	*	*	*
MT	*	*	*	*	*	*
NC	*	*	*	*	*	*
ND	*	*	*	*	*	*
NE	*	*	*	*	*	*

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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NH	*	*	*	*	*	*
NJ	*	*	*	*	*	*
NM	*	*	*	*	*	*
NV	*	*	*	*	*	*
NY	*	*	*	*	*	*
OH	*	*	*	*	*	*
OK	*	*	*	*	*	*
OR	*	*	*	*	*	*
PA	*	*	*	*	*	*
PR	*	*	*	*	*	*
RI	*	*	*	*	*	*
SC	*	*	*	*	*	*
SD	*	*	*	*	*	*
TN	*	*	*	*	*	*
TX	*	*	*	*	*	*
UT	*	*	*	*	*	*
VA	*	*	*	*	*	*
VI	*	*	*	*	*	*
VT	*	*	*	*	*	*
WA	*	*	*	*	*	*
WI	*	*	*	*	*	*
WV	*	*	*	*	*	*
WY	*	*	*	*	*	*

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

3

FEE SCHEDULE

(ACQUISITION AND SALES SUPPORT SERVICES)

FEE LETTER - SCHEDULE B-5

This Fee Schedule (Acquisition and Sales Support Services) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Delaware limited partnership (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”); and

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Acquisition and Sales Support Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-5 (the “Acquisition and Sales Support SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-5 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in the MSA, the Acquisition and Sales Support SOW or the Fee Letter, as applicable.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Acquisition and Sales Support Services, as set forth in the Acquisition and Sales Support SOW, fees as defined below.  Altisource or Altisource’s Affiliates shall be appropriately licensed to perform the work required to receive compensation for its services.

4.1.1.                  ACQUISITIONS SERVICES.

4.1.1.1.        NON-BULK PURCHASES-COMMISSIONS.  For acquisition of Non-Bulk REO Property, Residential agrees to pay the licensed Altisource Affiliate a commission as buyer’s broker equal to * at the closing of the sale of the property to the extent not provided by the Seller.

4.1.1.2.        BULK PURCHASES.  Residential agrees to pay Altisource the fees for the Bulk Purchase Acquisition Services as quoted on demand, with * upon close of the transaction.

4.1.2.                  SALES SUPPORT SERVICES-COMMISSIONS.

4.1.2.1.        TOTAL COMMISSION.  For sale of REO Property, Residential agrees to pay a total commission equal to the greater of: (i) * at the closing of the sale of the REO Property; or (ii) *.

4.1.2.2.        LISTING COMMISSION.  Of the total commission stated above, Residential authorizes payment to the listing broker and selling broker in Altisource’s sole discretion.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.2.                            CLOSING MUST OCCUR.  For sales of property, if the buyer procured by the licensed Altisource Affiliate, or a referral broker, does not purchase the property, neither the licensed Altisource Affiliate nor the referral broker shall be entitled to any commission from Residential, nor shall the licensed Altisource Affiliate or Residential be required to pay any selling commission or referral fee.

4.3.                            AFFILIATE INVOICING.  In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Acquisition and Sales Support SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

5.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Schedule may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same Fee Schedule. This Fee Schedule may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

2

FEE SCHEDULE

(INSURANCE SERVICES)

FEE LETTER - SCHEDULE B-6

This Fee Schedule (Insurance Services) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Delaware limited partnership (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”); and

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Insurance Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-6 (the “Insurance SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-6 to the Fee Letter.  Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated  by this reference.  This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in the MSA, the Insurance SOW or the Fee Letter, as applicable.

4.                                      FEES.

4.1.                            FEE AMOUNT.  Altisource shall charge, and Residential agrees to pay, as compensation for the Insurance Services, as set forth in the Insurance SOW, fees as defined below.  Altisource or Altisource’s Affiliates shall be appropriately licensed to perform the work required to receive compensation for its services.

4.1.1.                  TITLE SERVICES.

4.1.1.1.        REO Title Searches.  Fees for REO Title Searches are listed in Exhibit 1 to this Fee Schedule.

4.1.1.2.        Preliminary Title Reports.  Altisource will charge Residential *.  After * from the Effective Date of the Services Letter, the O&E Search fee will *, and the fee will * have been executed.  The fee for O&E searches will * on each anniversary of the Effective Date of the Services Letter, subject to the * as described above.

4.1.2.                  TITLE INSURANCE SERVICES.

4.1.2.1.        Title Insurance Premiums.  Title insurance premiums for all properties will be as per filed rates in the states in which the title service is provided.  Altisource will be paid title commissions by the respective underwriter on each transaction.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.1.3.                  SETTLEMENT SERVICES.

4.1.3.1.        REO Escrow and Settlement Services Fees.  Altisource will be paid by Residential from the proceeds of each closing *.

4.1.3.2.        REO Seller’s Representative Fees.  Altisource may charge Residential *.  Altisource will represent Residential as Seller’s Representative in all closings.  These duties include title order management, title curative resolution, HUD-1 settlement statement review and approval, coordination of deed execution and dispatch to closing office and post-closing disbursement reconciliation.

4.1.4.                  PROGRAM MANAGEMENT SERVICES.

4.1.4.1.        Specialty Property Insurance Services.  Altisource will receive compensation directly from insurance providers, insurance brokers and agents, managing underwriters, program managers and risk managers for providing specialty property insurance Services as agreed from time to time for each type of insurance coverage purchased for Residential.

4.1.4.2.        Standard Property and Casualty Insurance Services (including Surety Bonding and E&O insurance).  Altisource will receive compensation directly from insurance providers, insurance brokers and agents, managing underwriters, program managers and risk managers for providing standard property and casualty insurance Services as agreed from time to time for each type of insurance coverage purchased for Residential.

4.1.4.3.        Claims Management and Loss Mitigation Services.  Altisource will receive compensation for providing claims management and loss mitigation services by assessing * that are managed by Altisource.

4.1.4.4.        Other Insurance Services.  Altisource will receive compensation from Residential as agreed for each separate insurance service at the time the service is approved for execution.

4.2.                            AFFILIATE INVOICING.  In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Insurance SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

5.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This Fee Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same Fee Letter. This Fee Letter may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

3

FEE SCHEDULE

EXHIBIT 1

REO Title Search Fees Per State

State	Price
AK	*
AL	*
AR	*
AZ	*
CA	*
CO	*
CT	*
DC	*
DE	*
FL	*
GA	*
HI	*
IA	*
ID	*
IL	*
IN	*
KS	*
KY	*
LA	*
MA	*
MD	*
ME	*
MI	*
MN	*
MO	*
MS	*
MT	*
NC	*
ND	*
NE	*
NH	*
NJ	*
NM	*
NV	*
NY	*
OH	*
OK	*
OR	*
PA	*
PR	*
RI	*
SC	*
SD	*
TN	*
TX	*
UT	*
VA	*
VT	*
WA	*
WI	*
WV	*
WY	*

* Material omitted pursuant to a request for confidential treatment.  An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Exhibit 1 as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

2

FEE SCHEDULE

(LEASING AND PROPERTY MANAGEMENT SERVICES)

FEE LETTER - SCHEDULE B-7

This Fee Schedule (Leasing and Property Management Services) (the “Fee Schedule”) is made by and between ALTISOURCE SOLUTIONS S.À R.L., a Luxembourg private limited liability company (“Altisource”) and ALTISOURCE RESIDENTIAL CORPORATION, a Maryland corporation (“Residential”, and together with Altisource, the “Parties” and each individually, a “Party”), and is dated as of December 21, 2012.

RECITAL

WHEREAS, Residential desires to receive, and Altisource is willing to provide, or cause to be provided, certain Services pursuant to the terms and conditions set forth in that certain Services Letter, dated as of December 21, 2012, from Altisource to Residential (the “Services Letter”); and

WHEREAS, this Fee Schedule sets forth the compensation due Altisource by Residential specifically for the Services Altisource provides Residential in accordance with that certain Statement of Work (Leasing and Property Management Services), dated as of December 21, 2012, by and between Altisource and Residential, which is attached to the Services Letter as Schedule A-7 (the “Leasing and Property Management SOW”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties agree as follows:

1.                                      INTEGRATION WITH FEE LETTER.

This Fee Schedule is attached to, and incorporated into, that certain Fee Letter, dated as of December 21, 2012, from Altisource to Residential (the “Fee Letter”) as Schedule B-7 to the Fee Letter. Neither the Fee Letter nor this Fee Schedule shall be construed or interpreted without the other.

2.                                      GOVERNED BY MASTER SERVICES AGREEMENT.

This Fee Schedule is governed by that certain Master Services Agreement by and between Altisource and Residential and dated as of December 21, 2012 (the “MSA”), the terms of which are hereby incorporated by this reference. This Fee Letter shall not be construed or interpreted without the MSA.

3.                                      DEFINED TERMS.

Any capitalized term not defined in this Fee Schedule shall have the meaning given that term in the MSA, the Leasing and Property Management SOW or the Fee Letter, as applicable.

4.                                      FEES.

4.1.                            FEE AMOUNT. Altisource shall charge, and Residential agrees to pay, as compensation for the Leasing and Property Management Services as set forth in the Leasing and Property Management SOW, fees as defined below.

4.1.1.      NEW LEASE: * per executed lease upon tenant move-in.

4.1.2.                  LEASE RENEWAL: * upon execution of a lease renewal or conversion to month-to-month lease.

4.1.3.                  PROPERTY MANAGEMENT: * collected.

4.1.4.                  REPAIRS AND MAINTENANCE: * completed repair work orders.

4.1.5.                  UNIT TURNOVER: * completed unit turnovers.

4.2.                            AFFILIATE INVOICING. In addition to Altisource’s rights under the MSA, Altisource reserves the right, and Residential acknowledges and agrees, that:

(a)                                 Altisource may, at its sole discretion, invoice all such fees and charges from the particular Affiliate providing the services under the Leasing and Property Management SOW; and

(b)                                 All such amounts will be payable by Residential to the invoicing Affiliate.

* Material omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.3.         PAYMENT.

4.3.1.      RESERVE FUND. Altisource will establish a Reserve Fund and deposit all rent received on behalf of Residential in Reserve Fund. The account shall be maintained in a federally insured banking institution. Residential will maintain a minimum balance in the Reserve Fund sufficient to pay 120% of all forecast expenses each month as defined above, based on estimated new property volumes and financial model estimates. On the first business day of each month, if the Reserve Fund balance is less than forecast monthly expense, Residential will immediately remit to Altisource by wire transfer sufficient funds to resolve any deficit. On the first day of each month, if the Reserve Fund balance is greater than forecast monthly expense, Altisource will immediately remit by wire transfer to Residential sufficient funds to resolve any surplus. Altisource reserves the right to request deposit of additional funds by Residential at any time during the month if, due to unforeseen circumstances, the Reserve Fund balance is forecast to become negative.

4.3.2.      DEDUCTION FROM RESERVE FUND. Residential expressly authorizes Altisource to deduct from Reserve Fund amounts needed to pay the following Expenses:

(a)                                 Standard leasing and property management fees as stated above;

(b)                                 Altisource’s out-of-pocket expenses incurred to maintain, repair and improve the property incurred in the course of repair and maintenance and unit turnover work, as expressly approved or approved through delegated authority or other authorizations;

(c)                                  Altisource’s out of pocket expenses associated with managing the property, including credit checks, costs associated with evicting tenants (including but not limited to court costs, filing fees, outside counsel, travel as needed), etc.; and

(d)                                 Other fees and incurred expenses paid on Residential’s behalf, including utility bills for which Residential is responsible, Home Owner Association fees, etc.

4.3.3.                  ASSESS AND COLLECT TENANT FEES. Altisource is authorized to charge and collect from Tenant all rent, late fees, application fees, fees for returned checks, credit report fees and such other fees and charges as Altisource may reasonably deem appropriate. All late fees, application fees, fees for returned checks, credit report fees, administration fees and other fees and charges as may be assessed and collected from time to time will be property of Altisource. Altisource is authorized to offer and provide services on a fee basis directly to Tenant, and to collect such fees from Tenant, which shall be the property of Altisource.

4.4.                            ACCOUNTING. Altisource will provide to Residential detailed monthly accounting of funds (not later than 30 days after the end of each month) received and disbursed from the Reserve Account.

5.                                      COUNTERPARTS, ELECTRONIC SIGNATURES.

This SOW may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same SOW. This SOW may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et. seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Contract Date.

RESIDENTIAL:		ALTISOURCE:

ALTISOURCE RESIDENTIAL CORPORATION		ALTISOURCE SOLUTIONS S.À R.L.

By:	/s/ Ashish Pandey	By:	/s/ William B. Shepro

Name:	Ashish Pandey	Name:	William B. Shepro

Title:	Chief Executive Officer	Title:	Manager

Date:	December 21, 2012	Date:	December 21, 2012

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